UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Edesa Biotech, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EDESA BIOTECH, INC.

100 Spy Court,

Markham, ON Canada L3R 5H6

NOTICE OF 2025 ANNUAL GENERAL AND

SPECIAL MEETING OF SHAREHOLDERS

To be held on May 28, 2025

To the Shareholders of Edesa Biotech, Inc.:

Notice is hereby given that the 2025 Annual General and Special Meeting of Shareholders (the “Annual Meeting”) of Edesa Biotech, Inc. (the “Company” or “Edesa”) will be held at 10:30 a.m. (local time) on Wednesday, May 28, 2025, at the Edesa Biotech Corporate Offices, located at 100 Spy Court, Markham, ON Canada L3R 5H6. If you wish to attend the Annual Meeting in person, you will need to RSVP at least 48 hours prior to the Annual Meeting (or by 10:30 a.m. ET on May 26, 2025) to investors@edesabiotech.com and please include your name in the subject line of the e-mail. The following summarizes the matters to be considered and acted upon:

1.

the election of seven (7) directors, nominated by the Company’s Board of Directors, to serve until the Company’s annual meeting of shareholders to be held in 2026 or until their successors are duly elected and qualified;

2.	the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this proxy statement;

3.

the approval of an amendment to the Company’s 2019 Equity Incentive Compensation Plan (the “2019 Plan”) to (i) increase the number of shares available for issuance under the 2019 Plan by 1,725,000 shares, (ii) remove the 2019 Plan’s “fungible share pool” provisions (as described herein) and (iii) increase the number of shares issuable under the 2019 Plan as incentive stock options from 171,429 to 300,000;

4.	the appointment of MNP LLP as the Company’s auditors and independent registered public accounting firm for the fiscal year ending September 30, 2025; and

5.	such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 31, 2025, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Your vote is important. To assure your representation at the Annual Meeting, you are urged to sign, date and return the proxy as soon as possible, or follow the instructions contained in the Notice of Internet Availability of Proxy Materials to vote by telephone or on the Internet. You may vote in person at the Annual Meeting even if you have previously returned a proxy. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

By Order of the Board of Directors

/s/ Pardeep Nijhawan

Pardeep Nijhawan, MD

Director, Chief Executive Officer and Corporate Secretary

(Principal Executive Officer)

April 4, 2025

Markham, ON, Canada

EDESA BIOTECH, INC.

100 Spy Court,

Markham, ON Canada L3R 5H6

PROXY STATEMENT

General Information Concerning Voting and Solicitation

This proxy statement is being furnished to you in connection with the solicitation by the Board of Directors (the “Board”) of Edesa Biotech, Inc., a British Columbia corporation (“we”, “us”, “Edesa”, or the “Company”), of proxies in the accompanying form to be used at the 2025 Annual General and Special Meeting of Shareholders of the Company to be held at the Edesa Biotech Corporate Offices, located at 100 Spy Court, Markham, ON Canada L3R 5H6 at 10:30 a.m. (local time) on Wednesday, May 28, 2025, and at any adjournments or postponements thereof (the “Annual Meeting”).

As a British Columbia corporation subject to the reporting requirements of the U.S. Securities and Exchange Commission, our proxy disclosure has been prepared to comply with U.S. proxy disclosure requirements as allowed under National Instrument 51-102F6.

Our Board has fixed March 31, 2025 as the record date for determining those shareholders entitled to receive notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on March 31, 2025 will be entitled to vote at the Annual Meeting. These materials are first being sent or given to the shareholders on or about April 4, 2025. This proxy statement gives you information on the proposals to be presented at the Annual Meeting so that you can make an informed decision.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 28, 2025.

Our proxy materials including the Proxy Statement for the Annual Meeting, our annual report for the fiscal year ended September 30, 2024, as amended, and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

ABOUT THE MEETING

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting; and

●	Our Annual Report on Form 10-K for the year ended September 30, 2024, as filed with the SEC on December 13, 2024, as amended on December 20, 2024 (the “Annual Report”).

If you requested printed versions of these proxy materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) to our shareholders. Canadian shareholders will receive printed copies of the proxy materials unless they elected to receive proxy materials by email. Most other shareholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Internet Availability Notice. All shareholders will have the ability to access the proxy materials on the Website referred to in the Internet Availability Notice or request to receive a printed or electronic set of the proxy materials. Shareholders may request to receive proxy materials in printed form or electronically by email, by telephone, mail or by logging on to http://www.proxyvote.com/. We encourage shareholders to take advantage of the availability of proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

●	View our proxy materials for the Annual Meeting on the Internet; and

●	Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will reduce our costs of printing and mailing documents to you, which will favorably impact the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our shareholders:

1.	To elect seven (7) directors, nominated by our Board, to serve until our annual meeting of shareholders to be held in 2026 or until their successors are duly elected and qualified;

2.	To approve, on an advisory basis, the executive compensation of our named executive officers as described in this proxy statement;

3.

To approve an amendment to our 2019 Equity Incentive Compensation Plan (the “2019 Plan”) to (i) increase the number of shares available for issuance under the 2019 Plan by 1,725,000 shares, (ii) remove the 2019 Plan’s “fungible share pool” provisions and (iii) increase the number of shares issuable under the 2019 Plan as incentive stock options from 171,429 to 300,000;

4.	To appoint MNP LLP as our auditors and independent registered public accounting firm for the fiscal year ending September 30, 2025; and

5.	such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What are the Board’s recommendations?

Our Board recommends that you vote:

●	FOR the election of each of the seven director nominees;

●	FOR the advisory vote to approve the compensation of our named executive officers as described in this proxy statement;

●	FOR the appointment of MNP LLP as our auditors and independent registered public accounting firm for the fiscal year ending September 30, 2025; and

●

FOR the approval of an amendment to the 2019 Plan to (i) increase the number of shares available for issuance under the 2019 Plan by 1,725,000 shares, (ii) remove the 2019 Plan’s “fungible share pool” provisions and (iii) increase the number of shares issuable under the 2019 Plan as incentive stock options from 171,429 to 300,000;

With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the record date, March 31, 2025 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of that they held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Holders of record of common shares have the right to vote on all matters brought before the Annual Meeting.

Holders of our common shares are entitled to one vote per share on each matter to be voted upon. As of the Record Date, we had 7,022,678 common shares outstanding.

Who can attend the meeting?

Only shareholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of your proxy card delivered to you by your broker or a legal proxy given to you by your broker and check in at the registration desk at the meeting.

What constitutes a quorum?

Our Amended and Restated Articles (the “Articles”) require the representation of at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least thirty-three and one-third percent (33-1/3%) of the issued shares entitled to be voted at the meeting, in order to establish a quorum for the transaction of business. Abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

How do I vote or submit a proxy to vote?

You may submit your proxy to vote on the Internet, by telephone, by mail or may vote by attending the Annual Meeting, all as described below. The Internet and telephone proxy submission procedures are designed to authenticate shareholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

Submit a Proxy to Vote on the Internet

If you are a shareholder of record, you may submit your proxy by going to www.proxyvote.com, and following the instructions provided in the proxy card that accompanied the proxy materials. If your shares are held with a broker, you will need to go to the website provided on your proxy card. Have your proxy card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you submit a proxy to vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available 24 hours a day until 11:59 p.m., Eastern Time, on May 27, 2024.

Submit a Proxy to Vote by Telephone

If you are a shareholder of record, you can also submit a proxy to vote by telephone by dialing 1-800-690-6903. If your shares are held with a broker, you can submit a proxy to vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities will be available 24 hours a day until 11:59 p.m., Eastern Time, on May 27, 2024.

Submit a Proxy to Vote by Mail

You may choose to submit a proxy to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a shareholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to submit a proxy to vote by mail as it must be received by 11:59 p.m., Eastern Time, on May 27, 2024.

Vote at the Annual Meeting

If you are a shareholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive. Due to the limited seating and for security purposes, if you wish to attend the Annual Meeting in person, you will be required to RSVP at least 48 hours prior to the Annual Meeting (or by 10:30 a.m. ET on May 26, 2025) to investors@edesabiotech.com with your name in the subject line.

Shares held in “street name” may be voted by you in person at the Annual Meeting only if you obtain a “legal proxy” from the bank, broker or other agent that holds your shares, which “legal proxy” grants you the right to vote the shares. You must present that “legal proxy” to attend the Annual Meeting and to be entitled to vote in person shares that are held for you in “street name.”

What if I vote and then change my mind?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. A proxy may be revoked at any time prior to its exercise:

●

submitting a written notice revoking that proxy, addressed to our Corporate Secretary at our executive offices located at 100 Spy Court, Markham, ON Canada L3R 5H6, at any time up to and including the last business day before the Annual Meeting

●	if you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be, or

●	at the Annual Meeting prior to the taking of a vote.

Any shareholder entitled to vote at the Annual Meeting may attend the meeting and vote in person on any matter presented for a vote to our shareholders at the meeting, whether or not that shareholder has previously given a proxy. However, attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to our Corporate Secretary before any vote in which the proxy has been given. If you hold your shares in “street name” and have instructed your broker, bank or other nominee to vote your shares for you, you must follow directions received from your broker, bank or other nominee to change those instructions.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Many of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Investor Services Inc., you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to directly grant your voting proxy or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the shareholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the shareholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

Assuming that a quorum is present, the following votes will be required:

●

With respect to the first proposal (election of directors, “Proposal 1”), the directors are elected by the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. The director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. Withheld votes and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal.

●

The second proposal (advisory vote on executive compensation, “Proposal 2”), requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Shares that are not represented at the Annual Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

●

The third proposal (amendment of 2019 Plan, “Proposal 3”), requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Shares that are not represented at the Annual Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

●

The fourth proposal (appointment of auditors, “Proposal 4”), requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Withheld votes, if any, will not affect the outcome of the vote on this proposal. Because this proposal is “routine” (see below), no broker non-votes will occur on this proposal.

●

With respect to any other matter that may properly come before the Annual Meeting, requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote, except as required by law. Abstentions, if any, will not affect the outcome of the vote on these proposals. No broker non-votes will occur on any “routine” proposals, and broker non-votes will not affect the outcome of any “non-routine” proposals.

Holders of our common shares will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of shareholders who do not provide a specific voting instruction.

Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

A broker non-vote occurs when there is at least one “routine” matter to be considered at a meeting and a broker submits a proxy to vote on at least one “routine” proposal but does not vote on a given proposal because the broker does not have discretionary power for that particular item and has not received instructions from the beneficial owner on that proposal.

The election of directors (Proposal 1) is generally not considered to be a “routine” matter and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposal 1. The advisory vote to approve the compensation of our executives (Proposal 2) is generally not considered to be a “routine” matter and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposal 2. The approval of an amendment to the 2019 Plan to increase the number of shares available for issuance under the 2019 Plan (Proposal 3) is generally not considered to be a “routine” matter and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposal 3. The appointment of our independent registered public accounting firm (Proposal 4) is generally considered to be a “routine” matter, and therefore, a bank or broker may be able to vote on Proposal 4 even if it does not receive instructions from you, so long as it holds your shares in its name.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL 1: TO ELECT SEVEN (7) DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Our Board is currently composed of eight (8) directors. Effective as of the date of the Annual Meeting, the size of our Board will be reduced to seven (7) directors, and at the Annual Meeting, seven (7) directors are to be elected. Each of the nominees listed below is currently one of our directors. If elected at the Annual Meeting, each of these nominees would serve until the next annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Shareholders may not vote, or submit a proxy, for a greater number of nominees than the seven (7) nominees named below. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven (7) director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election Until the Next Annual Meeting

The following table sets forth the name, age, position and tenure of each of our directors who are up for re-election at the 2025 Annual Meeting:

Name	Age	Position(s)	Served as an Officer or Director Since
Joan Chypyha (1)(2)	58	Director	May 23, 2023
David Liu, PhD (2)(4)	39	Director	February 12, 2025
Sean MacDonald	48	Director	June 7, 2019
Patrick Marshall (1)(3)	54	Director	May 23, 2023
Pardeep Nijhawan, MD	54	Director, Chief Executive Officer and Corporate Secretary	June 7, 2019
Charles Olson, DSc (2)(3)	67	Director	May 23, 2023
Carlo Sistilli, CPA, CMA (1)	68	Chairman of the Board	June 7, 2019

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Member of Nominating and Corporate Governance Committee.
(4)

On February 12, 2025, we entered into an Investor Rights Agreement with, among other parties, Velan Capital Master Fund LP, Velan Horizon Fund LP and Velan Capital Opportunity Fund II LLC (collectively, “Velan”), pursuant to which Velan has the right to designate a director nominee for election to our Board, so long as Velan maintains certain beneficial ownership of the Company, as set forth in the Investor Rights Agreement (the “Nominee Period”). Dr. Liu is affiliated with Velan and was designated by Velan to be appointed to the Board in accordance with the terms and conditions of the Investor Rights Agreement. The Company also agreed to use its reasonable best efforts to solicit shareholder approval of such designee at each general or special meeting of shareholders at which an election of directors is held during the Nominee Period.

There are no family relationships between any of our directors or executive officers.

The following includes a brief biography of each of the nominees standing for election to the Board at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the applicable nominee should serve as a member of our Board.

Joan Chypyha has more than 30 years of experience in the pharmaceutical industry including executive and operational positions in business development, sales and marketing, and general management. She is the President of Alto Pharmaceuticals, Ltd., a specialty pharmaceutical company focused on dermatology, women's health and elder care, which she founded in 2009. Alto is also a major shareholder in Pepper and Pink Inc., a manufacturer of brand and private label personal care products for major retailers in Canada. From July 2015 to June 2017, she was the President of Cipher Pharmaceuticals, Inc., having previously served as Vice President of Marketing and Sales. Ms. Chypyha’s professional career also includes executive positions at Rhei Pharmaceuticals Ltd. and Barrier Therapeutics Canada, Inc., following sixteen years at Hoffman-La Roche, where she held progressively senior positions. Since February 2018, she has served as a director and a member of the audit committee of Ovation Science Inc., a research and development company that develops topical and transdermal consumer products. She is a past advisory board member of Up Cannabis Inc (from August 2017 to January 2019). Ms. Chypyha currently served as the President of the Canadian Dermatology Industry Association, from 2015 to 2023, and is a Co-Chair of DiTiDE (Dermatology Industry Taskforce on Inclusiveness, Diversity & Equity), a group she co-founded in 2020. She has also previously served on boards of other non-profits and business organizations, including the Canadian Healthcare Licensing Association. Ms. Chypyha earned her Bachelor’s Degree from the University of Toronto and a Master’s Degree in Business Administration from Queen's University. Ms. Chypyha’s qualifications to serve on our Board include her extensive operational experience in founding, managing and building companies, previous board experience and her extensive experience in the dermatology industry.

David Liu, PhD has over 10 years of investment experience within the biopharmaceutical industry. From January 2023 to March 2024, and since December 2024, he has served as a Senior Analyst at Velan Capital Investment Management LP, a healthcare dedicated investment firm based in Alpharetta, Georgia. Prior to his current position, he served as a Biotech Analyst at Altium Capital Management, LP, an investment firm focused on healthcare companies from January 2019 to November 2022. He received his B.S. in Biological Sciences from Stanford University and his Ph.D. in Molecular Biology from Weil Cornell Graduate School of Medical Sciences. Dr. Liu is qualified to serve on the Board because of experience in the biopharmaceutical industry.

Sean MacDonald has been a member of our Board since June 2019, and served as Chairman of the Board from June 2019 until May 2023. He previously served on the board of our principal operating subsidiary, Edesa Biotech Research, from September 2017 to June 2019. In his career, he has led and closed multiple licensing transactions, financings, acquisitions and divestments, and led corporate strategy for several pharmaceutical and biotechnology companies. Since April 2024, Mr. MacDonald has served as the Chief Executive Officer of Domain Therapeutics Inc., a biotechnology company and from January to March 2024, Mr. MacDonald served as their Chief Business Officer. From April 2022 to February 2024, he served as an advisor to investors and biotechnology companies, including Raya Therapeutic Inc. From August 2021 to April 2022, he was the Chief Business Officer of iOnctura SA, a Swiss clinical-stage oncology company. From April 2019 to August 2021, he was the Head of Business Development for Cosmo Pharmaceuticals NV, a European gastroenterology focused pharmaceutical company; and from October 2018 to August 2021 he was the chief executive of Corbin Therapeutics, a Montreal-based biotech company focused on treating neuroinflammation. Mr. MacDonald held various operational and executive leadership roles from October 2012 to October 2018 at Pharmascience Inc., one of Canada's largest pharmaceutical companies, including Vice President of Business Development and Corporate Development. He received his BSc in Molecular Biology and MBA from the University of Ottawa. Mr. MacDonald's qualifications to serve on our Board include his extensive operational experience and background in the pharmaceutical/biotechnology industry.

Patrick Marshall has more than 20 years of experience raising capital, building and launching new products and services, developing strategy and completing mergers and acquisitions to support growth in private and public companies. Since 2010 he has been a managing director at VRG Capital, having previously held various executive roles in several of the firm’s portfolio companies since 2000, including Wheels Group Inc., a North American third-party logistics company acquired by Radiant Logistics, Inc. in 2015, and Thomas International Ltd., a global provider of psychometric and aptitude tests acquired by Palamon Capital Partners in 2018. Mr. Marshall is a cofounder and current board member of Crawford Bowman Ltd, a privately held Canadian company focused on over-the-counter and nutritional supplements markets. He is an advisor to Jouleia Inc, a start-up focused on accelerating the transition to low-carbon homes. He is a current board member and past President (January 2016 -December 2023) of Adrem Brands Inc., a privately held Canadian company focused on the over-the-counter and nutritional supplements markets. Prior to 2000, he held fundraising, business development and strategy roles for various international enterprises and non-governmental organizations. Mr. Marshall is a cofounder, advisor and former board member of Together Project (2016-2023) and a trustee of Lakefield College School (since 2012). He received his Bachelor of Arts in Sociology from Queen's University and Master of Business Administration from the University of Exeter. Mr. Marshall’s qualifications to serve on our Board include his experience managing and building companies, strategic transactions, raising capital and prior board experience.

Pardeep Nijhawan, MD, FRCPC, AGAF has served as our Chief Executive Officer, Corporate Secretary and a member of our Board since June 2019, having previously founded and led our principal operating subsidiary, Edesa Biotech Research, since January 2015. Dr. Nijhawan is a seasoned pharmaceutical entrepreneur with more than 20 years of experience in cross- functional leadership roles in finance, marketing, corporate strategy and business development. In 2002 Dr. Nijhawan founded Medical Futures Inc., and served as its CEO. He sold Medical Futures to Tribute Pharmaceuticals in 2015. In 2014, he founded Exzell Pharma, a specialty Canadian-based pharmaceutical organization that markets and commercializes approved products. He sold Exzell Pharma to BioLab Pharma in 2022. Dr. Nijhawan also founded Digestive Health Clinic in 2000 and led it to become one of Canada’s largest provider of private endoscopy services. He continues to serve on the Board of Digestive Health Clinic. From January 2021 until June 2024, he served on the advisory board of Private Debt Partners, a Canadian alternative asset management firm. Dr. Nijhawan received his MD from the University of Ottawa and completed his internship at Yale University, and his internal medicine residency and fellowship at the Mayo Clinic. Dr. Nijhawan’s qualifications to serve on our Board include his extensive executive leadership and experience in the life sciences industry and his knowledge of our business as its chief executive.

Charles Olson, DSc is a CMC consultant with more than 40 years of biotech experience. Since April 2024 he has been the Senior Vice President of CMC at NervGen, responsible for the process development and manufacture of their peptide product in clinical development for nerve regeneration as a result of spinal cord injury. From September 2021 to April 2023 he was Chief Operating Officer at Dendreon Corporation, where he was responsible for the commercial manufacturing of Provenge, a commercial cell-based product for prostate cancer, overseeing multiple sites and several hundred employees. From September 2017 to August 2021, he was a senior Vice President of Operations at Applied Molecular Transport. From April 2010 to August 2017, Dr. Olson held various leadership roles at Anthera Pharmaceuticals Inc., including Chief Technology Officer. He has also been a Principal Biotechnology Consultant for Compass Biotechnology LLC since 2006. Dr. Olson previously held senior and executive management positions at NGM Biopharmaceuticals Inc., Coherus BioSciences Inc., Nexbio Inc., Cell Genesys, Inc., Biomarin Pharmaceuticals, Inc, and Onyx Pharmaceuticals, Inc. From December 2016 to June 2019, Dr. Olson served on the Board of Edesa Biotech, Inc. (then operating as Stellar Biotechnologies, Inc.), having previously served on Stellar’s scientific advisory board. After graduate school, Dr. Olson was a Research Scientist at Kaiser Hospitals, followed by Scientist and Senior Scientist positions at Genentech and Bayer, respectively. He holds a B.A. in biology and chemistry from Westmont College, an M.A. in chemistry from the University of California at Santa Barbara and a D.Sc. in biochemistry. Dr. Olson qualifications to serve on our Board include his extensive scientific, manufacturing operations, process development and senior management and board experience in the biopharmaceutical industry.

Carlo Sistilli, CPA, CMA has more than 35 years of financial experience and has held a variety of executive positions in accounting and finance during his career. He has been a member of our Board since June 2019, having previously served as a board observer of our principal operating subsidiary, Edesa Biotech Research, since September 2017. Mr. Sistilli has served as the Chief Financial Officer of Arista Homes since March 2003 to present. Prior to Arista, Mr. Sistilli was a founder and served as CFO and a board member of an Internet start-up company in the automotive sector, and played a key role in taking the company public on the Alberta Ventures Exchange. Earlier in his career, Mr. Sistilli was the Controller and a member of the senior management team of a major regional trust company, which Mr. Sistilli helped sell to Manulife Financial. From January 2021 to February 2024, he served on the Board and audit committee of Aleafia Health Inc. In addition to his professional career, Mr. Sistilli is an officer and a member of the Board of Mother of Mercy Centre. Mr. Sistilli holds a Bachelor of Arts from York University, with a major in economics, Certified Management Accountant Designation and a Chartered Professional Accountant Designation. Mr. Sistilli’s qualifications to serve on our Board include his knowledge of Edesa’s business and his background in accounting and finance.

Vote Required

With respect to Proposal 1, the directors are elected by the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. The director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. Withheld votes and broker non-votes, if any, will not affect the outcome of the vote on this proposal.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES

CORPORATE GOVERNANCE

Board Composition

Our Board is composed of eight (8) directors, but effective as of the date of the Annual Meeting, the size of our Board will be reduced to seven (7) directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of members of our Board is identification of members who will further the interests of our shareholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Board Meetings

Our Board met seven (7) times in fiscal 2024. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. All directors nominated for election at our 2024 annual meeting of shareholders attended the meeting.

Director Independence

Our common shares are listed on The Nasdaq Capital Market. Under the Nasdaq Listing Rules, independent directors must comprise a majority of our Board. In addition, the Nasdaq Listing Rules require that all the members of such committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Compensation committee members must also satisfy the independence criteria established by the Nasdaq Listing Rules in accordance with Rule 10C-1 under the Exchange Act. Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, among other qualifications, in the opinion of that company’s Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Joan Chypyha, David Liu, Sean MacDonald, Patrick Marshall, Frank Oakes (Mr. Oakes was not nominated for re-election at the Annual Meeting), Charles Olson and Carlo Sistilli do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq Listing Rules and the SEC. Dr. Nijhawan is not an independent director under these rules because he is an executive officer of the Company.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operates pursuant to a charter adopted by our Board. Members serve on these committees until their resignation or until otherwise determined by the Board.

Audit Committee

Joan Chypyha, Patrick Marshall and Carlo Sistilli serve on the Audit Committee, which is chaired by Carlo Sistilli. Our Board has determined that each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that each are “independent” for Audit Committee purposes as that term is defined under SEC and Nasdaq Marketplace Rules. The Board designated Carlo Sistilli as an “audit committee financial expert,” as defined under the applicable rules of the SEC.

The purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. In that regard, the Audit Committee assists the Board in monitoring: (a) the integrity of our financial statements; (b) our independent auditor’s qualifications, independence, and performance; (c) the performance of our system of internal controls, financial reporting, and disclosure controls; and (d) our compliance with legal and regulatory requirements. To fulfill this obligation and perform its duties, the Audit Committee maintains effective working relationships with the Board, management, and our independent auditor.

Our Audit Committee operates pursuant to a charter that is available on our website at www.edesabiotech.com under the Governance section. Our Audit Committee met five (5) times in fiscal 2024.

Compensation Committee

David Liu, Joan Chypyha, Frank Oakes (Mr. Oakes was not nominated for re-election at the Annual Meeting) and Charles Olson serve on the Compensation Committee, which is chaired by Joan Chypyha. Our Board has determined that each member of the Compensation Committee is “independent” as defined under the Nasdaq Marketplace Rules.

The purpose of the Compensation Committee is to assist the Board’s oversight relating to compensation of our Chief Executive Officer and our other Named Executive Officers. It has responsibility for evaluating, and recommending to the independent members of the Board for approval, our compensation plans, policies and programs as such plans, policies and programs affect executive officers.

The Compensation Committee also reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, reviews and discusses, at least annually, the relationship between risk management policies and practices and compensation, and evaluates compensation policies and practices that could mitigate any such risk.

All compensation decisions are made with consideration of the Compensation Committee’s guiding principles to provide competitive compensation for the purpose of attracting and retaining talented executives and employees and of motivating our employees to achieve improved company performance, which ultimately benefits our shareholders. The Compensation Committee has the authority to retain and terminate any advisors, including independent counsel, compensation consultants and other advisors to assist as needed, and has authority to approve the advisors’ fees, which will be paid by the Company, and the other terms and conditions of their engagement. The Compensation Committee considers input and recommendations from our Chief Executive Officer, who shall not be present during any committee deliberations with respect to his compensation, in connection with its review of our Company’s compensation programs and its annual review of the performance of the other executive officers.

Our Compensation Committee operates pursuant to a charter that is available on our website at www.edesabiotech.com under the Governance section. Our Compensation Committee met one (1) time in fiscal 2024.

Nominating and Corporate Governance Committee

Patrick Marshall, Frank Oakes (Mr. Oakes was not nominated for re-election at the Annual Meeting) and Charles Olson serve on the Nominating and Corporate Governance Committee, which is chaired by Frank Oakes (Mr. Oakes was not nominated for re-election at the Annual Meeting). Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the Nasdaq Marketplace Rules.

The purpose of the Nominating and Corporate Governance Committee is to identify individuals qualified to become Board members; recommend to the Board individuals to serve as directors; advise the Board with respect to Board composition, procedures and committees; lead the Board in its annual review of the Board and management’s performance; develop, recommend to the Board and annually review a set of corporate governance principles applicable to the Company; and oversee any related matters required by the federal securities laws.

The Nominating and Corporate Governance Committee will identify, evaluate and recommend candidates to become members of our Board with the goal of creating a Board that, as a whole, consists of individuals with various and relevant career experience, industry knowledge and experience, and financial expertise. It will consider persons identified by its members, management, shareholders, investment bankers, a third-party search firm and others for nomination to the Board. Candidates, whether identified by the Nominating and Corporate Governance Committee or proposed by shareholders, will be reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our shareholders. Although the Nominating and Corporate Governance Committee does not have a formal diversity policy concerning membership of the Board, it does consider diversity in its broadest sense when evaluating candidates, including persons diverse in gender, ethnicity, experience, and background.

Each of the nominees up for election at the Annual Meeting was recommended to the Board by the Nominating and Corporate Governance Committee.

Our Nominating and Corporate Governance Committee operates pursuant to a charter that is available on our website at www.edesabiotech.com under the Governance section. Our Nominating and Corporate Governance Committee met two (2) times in fiscal 2024.

Our Board may, from time to time, establish other committees.

Shareholder Nominations for Directorships

All shareholder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Shareholder Proposals” below. Such submissions must state the nominee’s name, together with appropriate biographical information and background materials, and information with respect to the shareholder or group of shareholders making the recommendation, including the number of shares of common shares owned by such shareholder or group of shareholders, as well as other information required by our advance notice policy.

Board Leadership Structure and Role in Risk Oversight

The positions of our chairman of the Board and chief executive officer are separated. Separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the Board to lead our Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the chief executive officer must devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as our Board’s oversight responsibilities continue to grow. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. Our Board believes its administration of its risk oversight function has not affected its leadership structure.

Although our Articles do not require our chairman and chief executive officer positions to be separate, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under the section entitled “Risk Factors” in the Annual Report and other reports filed with the SEC. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks.

Our Board also satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company. Our Board believes that full and open communication between management and our Board is essential for effective risk management and oversight.

Shareholder Communications

Our Board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the Board as the Secretary considers appropriate.

Communications from shareholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Shareholders who wish to send communications to the Board should address such communications to: The Board, Edesa Biotech, Inc., 100 Spy Court Markham, ON L3R 5H6 Canada, Attention: Secretary.

Insider Trading Policy

The Company has an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, and employees. The Company believes that its insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy is filed as Exhibit 19.1 to the Annual Report.

Code of Ethics and Business Conduct

We have adopted a written code of ethics and business conduct that applies to our employees, officers and directors. A current copy of our code is posted on our website, which is located at www.edesabiotech.com. We intend to disclose future amendments to certain provisions of our code of ethics and business conduct, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.

Anti-Hedging Policy

The company’s insider trading policy prohibits its directors, officers or employees, their family members and controlled entities to engage in hedging transactions. They are further prohibited from selling any securities of the Company that are not owned by such person at the time of the sale (a “short sale”); trading in standardized options (e.g., “calls” and “puts”) relating to the Company securities; or pledging as collateral or margin the Company’s securities.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our outstanding common shares to file reports with the SEC regarding their share ownership and changes in their ownership of our common shares. Based on our records and representations from our directors and executive officers, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers were complied with during the fiscal year ended September 30, 2024, except for the following: due to administrative error, Pardeep Nijhawan filed a late Form 4 on January 12, 2024 to report a grant of restricted share units, which vested in full upon grant, pursuant to the 2019 Plan (as defined below) on January 8, 2024.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s)	Serves as an Officer or Director Since
Pardeep Nijhawan, MD	54	Director, Chief Executive Officer and Corporate Secretary	June 7, 2019
Stephen Lemieux (1)	49	Chief Financial Officer	July 15, 2023
Michael Brooks, Ph.D.	46	President	June 7, 2019
Peter Weiler (2)	56	Chief Financial Officer, effective May 1, 2025	-

(1) On April 3, 2025, Mr. Lemieux resigned as our Chief Financial Officer effective, May 1, 2025.

(2) On April 3, 2025, the Board appointed Mr. Weiler as our Chief Financial officer, effective May 1, 2025.

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Biographical information pertaining to Dr. Nijhawan, who is a director and an executive officer, may be found in the above section entitled “Nominees for Election Until the Next Annual Meeting.”

Stephen Lemieux, CPA was appointed Chief Financial Officer in July 2023. He is a veteran of the healthcare and biopharmaceutical sectors, with more than 20 years of experience in financial planning and analysis, licensing and mergers & acquisitions. Prior to joining the Company, Mr. Lemieux held senior financial leadership positions at healthcare and biopharmaceutical biotechnology companies, where he guided financial strategies, optimized capital structures and supported significant corporate transactions and sales growth. From July 2021 until June 2023, Mr. Lemieux served as CFO of Titan Medical Inc., and from April 2019 to July 2021 as CFO and Secretary of NeuPath Health. Previously, he was the CFO and Secretary of Cipher Pharmaceuticals (TSX: CPH) from September 2016 to March 2019 and during his tenure served as Interim-CEO from November 2016 to April 2017. Prior to Cipher, he was CFO at Nuvo Pharmaceuticals and Crescita Therapeutics. Mr. Lemieux is a Chartered Professional Accountant and holds a Master of Management & Professional Accounting degree from the University of Toronto.

Michael Brooks, PhD was appointed President in June 2019, having served as Vice President of Corporate Development and Strategy for our principal operating subsidiary, Edesa Biotech Research, since January 2015. Prior to joining Edesa, Dr. Brooks held positions of increasing responsibility at Cipher Pharmaceuticals Inc from 2010 to 2015 and served most recently as the company’s Director of Business Development. Prior to joining Cipher, Dr. Brooks was a Postdoctoral fellow at the University of Toronto. Dr. Brooks holds a Hons B.Sc. degree in Microbiology and a PhD in Molecular Genetics from the University of Toronto. Dr. Brooks received his MBA degree from the Rotman School of Management where he was a Canadian Institute for Health Research (CIHR) Science-to-Business Scholar.

Peter Weiler was appointed as our Chief Financial Officer on April 3, 2025, effective May 1, 2025. Since August 2018, Mr. Weiler served as President of Exzell Pharma, Inc., a privately held, commercial-stage pharmaceutical company.  From August 2017 to August 2018, Mr. Weiler served as Vice President of Business Development at Biosyent Inc. (TSX: RX).  Prior to that, he served in various roles at Cipher Pharmaceuticals Inc. (TSX: CPH), including Vice President of Business Development from January 2015 to June 2017, Senior Director from January 2012 to January 2014, and Director from December 2008 to December 2011.  Prior to Cipher, he served as Senior Director of Investment Analysis at DRI Capital Inc. and held research and financial positions at Eli Lilly Canada Inc. Mr. Weiler holds a Master of Business Administration degree from the Ivey School of Business, University of Western Ontario, a Masters of Science in Biology degree from the University of Western Ontario, and a Bachelor of Science (Honors Biology) degree and Diploma in Accounting from Wilfrid Laurier University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by or paid to the named executive officers for the years ended September 30, 2023 and September 30, 2022.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Stock Awards ($) (1)		Options Awards ($) (1)	All Other Compensation ($)		Total ($)
Pardeep Nijhawan, MD	2024	$357,696	(2)	$72,434		$-		$-	$34,598	(4)	$464,728
Director, Chief Executive Officer and Corporate Secretary	2023	341,391		99,340	(3)	-		74,229	34,601	(4)	549,561

Stephen Lemieux, CPA	2024	330,000		14,097		-		-	24,000	(6)	368,097
Chief Financial Officer	2023	82,500		-		13,922	(5)	46,396	13,126	(6)	155,944

Michael Brooks, PhD	2024	335,340		67,906		-		-	25,741	(8)	428,987
President	2023	320,054		93,160	(7)	-		49,488	26,060	(8)	488,762

(1)

The amounts shown in these columns represent the aggregate grant date fair value of the restricted share units and share option awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification 718, not the actual amounts paid to or realized by the named executive officers during the covered fiscal year. The assumptions used in determining grant date fair value of these awards are set forth in Note 8 to our audited consolidated financial statements for the year ended September 30, 2024 included in the Annual Report.

(2)	Includes 30,159 restricted share units with an aggregate grant date fair value of $144,454 issued as partial payment of salary.

(3)	Includes 14,186 restricted share units with an aggregate grant date fair value of $79,440 issued as partial payment of the bonus with the balance paid in cash.

(4)

Represents (i) $32,412 in car allowance and (ii) $2,186 in health insurance in 2024. Represents (i) $32,415 in car allowance and (ii) $2,186 in health insurance in 2023. All compensation to Dr. Nijhawan was paid in Canadian dollars and was converted from US dollars using the average foreign exchange rate for each bi-weekly pay period of the year from oanda.com

(5)

Represents the aggregate grant date fair value of 2,486 restricted share units issued as partial payment on consulting invoices for services prior to Mr. Lemieux’s appointment as Chief Financial Officer.

(6)

Represents $24,000 in car allowance in 2024. Represents (i) $5,000 in car allowance and (ii) $8,126 in consulting fees for services prior to Mr. Lemieux’s appointment as Chief Financial Officer in 2023. All compensation to Mr. Lemieux was paid in Canadian dollars and was converted from US dollars using the average foreign exchange rate for the year from oanda.com.

(7)	Includes 13,315 restricted share units with an aggregate grant date fair value of $74,560 as partial payment of the bonus with the balance paid in cash.

(8)

Represents (i) $24,000 in car allowance and (ii) $1,741 in health insurance in 2024. Represents (i) $24,000 in car allowance and (ii) $2,060 in health insurance in 2023. All compensation to Dr. Brooks was paid in Canadian dollars and was converted from US dollars using the average foreign exchange rate for each bi-weekly pay period of the year from oanda.com.

Employment and Change in Control Agreements

Amended and Restated Employment Agreement with Pardeep Nijhawan effective as of August 4, 2023, as amended December 7, 2023

On August 4, 2023, the Company entered into an amended and restated employment agreement with Pardeep Nijhawan, the Company’s Chief Executive Officer that superseded prior employment agreements (as amended, the Nijhawan Employment Agreement).

Pursuant to the Nijhawan Employment Agreement, Dr. Nijhawan serves as the Company’s Chief Executive Officer as well as Chief Executive Officer of each of the Company’s subsidiaries, Edesa Biotech Research and Edesa Biotech USA, Inc. and a director of Edesa Biotech Research. Dr. Nijhawan’s employment will continue for an indefinite term until terminated in accordance with the Nijhawan Employment Agreement.

Pursuant to the Nijhawan Employment Agreement, Dr. Nijhawan is entitled to a base salary of $357,700 per year effective May 13, 2023 and is eligible to receive a target annual bonus of 40% of his base salary, subject to the achievement of corporate and personal targets as determined by the Company and the Board. Dr. Nijhawan and the Board may agree that Dr. Nijhawan may receive a portion of his base salary in equity-based awards pursuant to the Company’s Equity Incentive Compensation Plan, in amounts and on the terms determined by the Board. Dr. Nijhawan’s base salary is subject to annual review by the Board. Dr. Nijhawan is also entitled to an automobile allowance of $2,701.50 per month and is eligible to participate in the Company’s group insured benefits program, as may be in effect from time-to-time for employees generally, and executive employees specifically. Dr. Nijhawan is eligible for equity-based awards pursuant to the Company’s Equity Incentive Compensation Plan, as determined by the Board or Compensation Committee, commensurate with Dr. Nijhawan’s position and any business milestones that may be established by the Company.

If Dr. Nijhawan’s employment is terminated for “Cause” (as such term is defined in the Nijhawan Employment Agreement), subject to applicable law, Dr. Nijhawan is entitled to his base salary and vacation pay earned through the date of termination, and all of Dr. Nijhawan’s non-vested equity-based awards will be automatically extinguished. All vested equity-based awards shall be subject to the terms of the Company’s Equity Incentive Compensation Plan.

If Dr. Nijhawan is terminated without “Cause”, subject to Dr. Nijhawan signing a general release of claims, Dr. Nijhawan is entitled to: (i) a lump sum payment equal to Dr. Nijhawan’s then current base salary for 12 months plus one additional month for every completed year of service since August 1, 2017 (the Nijhawan Severance Period) which shall not exceed 24 months, inclusive of, and not in addition to, his notice and severance entitlements, if any, pursuant to applicable law, (ii) a lump sum payment of the annual bonus to which Dr. Nijhawan is entitled for the calendar year immediately preceding the date of termination, if such bonus has not already been paid, (iii) a lump sum payment equal to Dr. Nijhawan’s annual bonus entitlement, prorated over Dr. Nijhawan’s length of service in the calendar year in which his employment is terminated, calculated in accordance with the terms of the Nijhawan Employment Agreement, (iv) payment of Dr. Nijhawan’s annual bonus entitlement during the full Nijhawan Severance Period, calculated in accordance with the terms of the Nijhawan Employment Agreement, (v) continuation of Dr. Nijhawan’s benefits and car allowance and any other benefit required to be maintained by law in accordance with the terms of the Nijhawan Employment Agreement, and (vi) subject to applicable law, all vested equity-based awards granted to Dr. Nijhawan shall be exercisable in accordance with the terms of the applicable Equity Incentive Compensation Plan.

In the event that Dr. Nijhawan is terminated or constructively terminated, which includes a material change in Dr. Nijhawan’s title, responsibilities, authority or status or a material reduction of his compensation, without “Cause” upon or within a 12-month period following a “Change of Control” (as such term is defined in the Nijhawan Employment Agreement), Dr. Nijhawan is entitled to (i) a change of control payment equal to 24 months of the value of Dr. Nijhawan’s then current base salary as of the date of termination, (ii) a lump sum payment of the annual bonus to which Dr. Nijhawan is entitled for the calendar year immediately preceding the date of termination, if such bonus has not already been paid, (iii) a lump sum payment equal to Dr. Nijhawan’s annual bonus entitlement, prorated over Dr. Nijhawan’s length of service in the calendar year in which his employment is terminated, calculated in accordance with the terms of the Nijhawan Employment Agreement, (iv) payment of Dr. Nijhawan’s annual bonus entitlement during the full Nijhawan Severance Period, calculated in accordance with the terms of the Nijhawan Employment Agreement, (v) continuation of Dr. Nijhawan’s benefits and car allowance and any other benefit required to be maintained by law in accordance with the terms of the Nijhawan Employment Agreement, and (vi) subject to applicable law, all vested equity-based awards granted to Dr. Nijhawan shall be exercisable in accordance with the terms of the applicable Equity Incentive Compensation Plan.

Dr. Nijhawan may resign from his employment at any time by providing the Company with a minimum of 60 days advance notice, in writing. Dr. Nijhawan’s notice may be waived by the Company, subject only to providing Dr. Nijhawan with payment of his base salary and continuation of benefits until the end of the notice period. If Dr. Nijhawan resigns from his employment, subject to applicable law, (i) all non-vested equity based awards held by Dr. Nijhawan shall be automatically extinguished and (ii) Dr. Nijhawan shall not be entitled to any bonus or pro rata bonus payment not already awarded on or before the date of termination. All vested equity-based awards shall be subject to the terms of the applicable Equity Incentive Compensation Plan.

During the term of Dr. Nijhawan’s employment and for 12 months following the cessation of Dr. Nijhawan’s employment, Dr. Nijhawan is prohibited from competing with the business of the Company in North America. In addition, for 24 months following the cessation of Dr. Nijhawan’s employment, Dr. Nijhawan is prohibited from soliciting customers or prospective customers for any purpose competitive with the business of the Company, encouraging any customer to cease doing business with the Company and soliciting the employment or engagement of certain of Company’s employees.

Prior Employment Agreement with Pardeep Nijhawan effective as of June 7, 2019 and amended March 19, 2021 and April 12, 2022

Prior to the Nijhawan Employment Agreement, on June 14, 2019 but effective as of June 7, 2019, we entered into an employment agreement with Pardeep Nijhawan (as amended, the Nijhawan Prior Employment Agreement). Pursuant to the Nijhawan Prior Employment Agreement, Dr. Nijhawan agreed to serve as our Chief Executive Officer for an indefinite term until Dr. Nijhawan’s employment was terminated in accordance with the agreement. As compensation for his services to us, Dr. Nijhawan received a base salary of $320,000 per year effective for the period January 1, 2021 to March 23, 2022 and a base salary of $331,200 per year effective for the period March 24, 2022 to May 12, 2023 and was eligible to receive a target annual bonus of 40% of his base salary, subject to achieving corporate and personal targets to be determined by us. Dr. Nijhawan also received an automobile allowance of approximately $2,700 per month and was eligible to participate in our group insured benefits program, as may be in effect from time-to-time for our employees generally, and executive employees specifically. Dr. Nijhawan was eligible for future share and/or option grants, as may have been determined by our Compensation Committee, commensurate with Dr. Nijhawan’s position and any business milestones which may have been established by the Compensation Committee and subject to availability of shares and/or options for grant under our Equity Incentive Compensation Plan.

Under the Nijhawan Prior Employment Agreement, if Dr. Nijhawan’s employment with us was terminated for “Cause” (as such term is defined in the Nijhawan Prior Employment Agreement), subject to applicable law, our only obligation would have been to provide Dr. Nijhawan with his base salary and vacation pay earned through the date of termination and all of Dr. Nijhawan’s vested or non-vested share options which had not been exercised by Dr. Nijhawan as of the date of termination would have been automatically extinguished. If Dr. Nijhawan was terminated by us without “Cause”, our obligation would have been to provide Dr. Nijhawan with (i) a lump sum payment equal to Dr. Nijhawan’s then current base salary for twenty-four months (the Nijhawan Prior Severance Period), (ii) a lump sum payment of the annual bonus to which Dr. Nijhawan would have been entitled for the fiscal year immediately preceding the date of termination, if such bonus had not already been paid, (iii) a lump sum payment equal to Dr. Nijhawan’s annual bonus entitlement, prorated over Dr. Nijhawan’s length of service in the fiscal year in which his employment was terminated, calculated in accordance with the terms of the Nijhawan Prior Employment Agreement, (iv) payment of Dr. Nijhawan’s annual bonus entitlement during the full Nijhawan Prior Severance Period, calculated in accordance with the terms of the Nijhawan Prior Employment Agreement, (v) continuation of Dr. Nijhawan’s benefits and car allowance and any other benefit required to be maintained by law in accordance with the terms of the Nijhawan Prior Employment Agreement and (vi) subject to applicable law, all share options granted to Dr. Nijhawan would have been exercisable in accordance with the terms of the applicable share option plan. Dr. Nijhawan could have resigned from his employment at any time by providing us with a minimum of sixty days advance notice, in writing. Dr. Nijhawan’s notice could have been waived by us, subject only to providing Dr. Nijhawan with payment of his base salary and continuation of benefits until the end of the notice period. If Dr. Nijhawan had resigned from his employment, subject to applicable law, (i) all non-vested share options and all vested share options held by Dr. Nijhawan which had not been exercised by Dr. Nijhawan as of the date of termination would have been automatically extinguished and (ii) Dr. Nijhawan would not have been entitled to any bonus or pro rata bonus payment not already paid on or before the date of termination.

During the term of Dr. Nijhawan’s employment with us and for twelve months following the cessation of Dr. Nijhawan’s employment with us, Dr. Nijhawan was prohibited from competing with our business in North America. In addition, for twenty-four months following the cessation of Dr. Nijhawan’s employment with us, Dr. Nijhawan was prohibited from soliciting customers or prospective customers for any purpose competitive with our business, encouraging any customer to cease doing business with us and soliciting the employment or engagement of certain of our employees.

Employment Agreement with Stephen Lemieux effective as of July 15, 2023

On June 26, 2023 but effective as of July 15, 2023, we entered into an employment agreement with Stephen Lemieux (the Lemieux Employment Agreement). Pursuant to the Lemieux Employment Agreement, Mr. Lemieux will serve as our Chief Financial Officer for an indefinite term until Mr. Lemieux’s employment is terminated in accordance with the agreement. As compensation for his services to us, Mr. Lemieux will receive a base salary of $330,000 per year and is eligible to receive a target annual bonus of 40% of his base salary, subject to achieving corporate and personal targets to be determined by us. Mr. Lemieux also receives an automobile allowance of $2,000 per month and is eligible to participate in our group insured benefits program, as may be in effect from time-to-time for our employees generally, and executive employees specifically. Mr. Lemieux is eligible for future equity-based awards, as determined by our Compensation Committee, commensurate with Mr. Lemieux’s position and any business milestones which may be established by the Compensation Committee and subject to availability of shares and/or options for grant under our Equity Incentive Compensation Plan.

If Mr. Lemieux’s employment with the Company is terminated for “Cause” (as such term is defined in the Lemieux Employment Agreement), subject to applicable law, the Company’s only obligation shall be to provide Mr. Lemieux with his base salary and vacation pay earned through the date of termination and all of Mr. Lemieux’s non-vested equity-based awards as of the date of termination will be automatically extinguished. All vested equity-based awards will be subject to the terms of the applicable equity incentive compensation plan. If Mr. Lemieux is terminated by the Company without “Cause”, subject to Mr. Lemieux executing a general release of claims in a form reasonably required by the Company, the Company’s obligation shall be to provide Mr. Lemieux with (i) a lump sum payment equal to Mr. Lemieux’s then current base salary for twelve months plus one additional month for every completed year of service since July 15, 2023, not to exceed an aggregate of twenty- four months (the Lemieux Severance Period), (ii) a lump sum payment of the annual bonus to which Mr. Lemieux is entitled for the calendar year immediately preceding the date of termination, if such bonus has not already been paid, (iii) a lump sum payment equal to Mr. Lemieux’s annual bonus entitlement, prorated over Mr. Lemieux’s length of service in the calendar year in which his employment is terminated, calculated in accordance with the terms of the Lemieux Employment Agreement, (iv) payment of Mr. Lemieux’s annual bonus entitlement during the full Lemieux Severance Period, calculated in accordance with the terms of the Lemieux Employment Agreement, (v) continuation of Mr. Lemieux’s benefits and car allowance and any other benefit required to be maintained by law in accordance with the terms of the Lemieux Employment Agreement and (vi) subject to applicable law, any and all vested equity-based awards shall be exercisable in accordance with the terms of the applicable equity incentive compensation plan. If Mr. Lemieux’s employment is terminated or “constructively terminated” (as such term is defined in the Lemieux Employment Agreement) by the Company without “Cause” upon or within a twelve month period following a Change of Control (as such term is defined in the Lemieux Employment Agreement), Mr. Lemieux shall be entitled to the payments and benefits provided as described in clauses (ii) to (v) above, plus a change of control payment equal to twenty-four months of his then current base salary. Mr. Lemieux may resign from his employment at any time by providing the Company with a minimum of sixty days advance notice, in writing. Mr. Lemieux’s notice may be waived by the Company, subject only to providing Mr. Lemieux with payment of his base salary and continuation of benefits until the end of the notice period. If Mr. Lemieux resigns from his employment, subject to applicable law, (i) all non-vested equity-based awards held by Mr. Lemieux as of the date of termination shall be automatically extinguished and all vested equity-based awards will be subject to the terms of the applicable equity incentive compensation plan and (ii) Mr. Lemieux shall not be entitled to any bonus or pro rata bonus payment not already awarded on or before the date of termination.

During the term of Mr. Lemieux’s employment with us and for twelve months following the cessation of Mr. Lemieux’s employment with us, Mr. Lemieux is prohibited from competing with our business in North America. In addition, for twenty-four months following the cessation of Mr. Lemieux’s employment with us, Mr. Lemieux is prohibited from soliciting customers or prospective customers for any purpose competitive with our business, encouraging any customer to cease doing business with us and soliciting the employment or engagement of certain of our employees.

Prior Consulting Agreement with Stephen Lemieux effective December 22, 2022, terminated July 15, 2023

Prior to the Lemieux Employment Agreement, on December 21, 2022, the Company entered into a consulting agreement with Stephen Lemieux to provide, as an independent contractor, advice and services related to finance, accounting, financial reporting, financial planning and analysis and similar services as requested by the Company from time to time at a rate of C$135 per hour. The agreement contained customary confidentiality, nondisclosure and proprietary information provisions. The consulting agreement was terminated upon Mr. Lemieux’s appointment as Chief Financial Officer.

Amended and Restated Employment Agreement with Michael Brooks effective as of August 4, 2023

On August 4, 2023, the Company entered into an amended and restated employment agreement with Michael Brooks, the Company’s President, that superseded prior employment agreements (the Brooks Employment Agreement).

Pursuant to the Brooks Employment Agreement, Dr. Brooks serves as the Company’s President as well as President and a director of the Company’s subsidiary, Edesa Biotech Research. Dr. Brooks’ employment will continue for an indefinite term until terminated in accordance with the Brooks Employment Agreement.

Pursuant to the Brooks Employment Agreement, Dr. Brooks is entitled to a base salary of $335,340 per year effective May 13, 2023 and is eligible to receive a target annual bonus of 40% of his base salary, subject to the achievement of corporate and personal targets as determined by the Company and the Board. Dr. Brooks’ base salary is subject to annual review by the Board. Dr. Brooks is also entitled to an automobile allowance of $2,000 per month and is eligible to participate in the Company’s group insured benefits program, as may be in effect from time-to-time for employees generally, and executive employees specifically. Dr. Brooks is eligible for equity-based awards pursuant to the Company’s Equity Incentive Compensation Plan, as determined by the Board or Compensation Committee, commensurate with Dr. Brooks’ position and any business milestones that may be established by the Company.

If Dr. Brooks’ employment is terminated for “Cause” (as such term is defined in the Brooks Employment Agreement), subject to applicable law, Dr. Brooks is entitled to his base salary and vacation pay earned through the date of termination, and all of Dr. Brooks’ non-vested equity-based awards will be automatically extinguished. All vested equity-based awards shall be subject to the terms of the Company’s Equity Incentive Compensation Plan.

If Dr. Brooks is terminated without “Cause”, subject to Dr. Brooks signing a general release of claims, Dr. Brooks is entitled to: (i) a lump sum payment equal to Dr. Brooks’ then current base salary for 12 months plus one additional month for every completed year of service since September 1, 2015 (the Brooks Severance Period) which shall not exceed 24 months, inclusive of, and not in addition to, his notice and severance entitlements, if any, pursuant to applicable law, (ii) a lump sum payment of the annual bonus to which Dr. Brooks is entitled for the calendar year immediately preceding the date of termination, if such bonus has not already been paid, (iii) a lump sum payment equal to Dr. Brooks’ annual bonus entitlement, prorated over Dr. Brooks’ length of service in the calendar year in which his employment is terminated, calculated in accordance with the terms of the Brooks Employment Agreement, (iv) payment of Dr. Brooks’ annual bonus entitlement during the full Brooks Severance Period, calculated in accordance with the terms of the Brooks Employment Agreement, (v) continuation of Dr. Brooks’ benefits and car allowance and any other benefit required to be maintained by law in accordance with the terms of the Brooks Employment Agreement, and (vi) subject to applicable law, all vested equity-based awards granted to Dr. Brooks shall be exercisable in accordance with the terms of the applicable Equity Incentive Compensation Plan.

In the event that Dr. Brooks is terminated or constructively terminated, which includes a material change in Dr. Brooks’ title, responsibilities, authority or status or a material reduction of the Employee’s compensation, without cause upon or within a 12-month period following a “Change of Control” (as such term is defined in the Brooks Employment Agreement), Dr. Brooks is entitled to (i) a change of control payment equal to 24 months of the value of Dr. Brooks’ then current base salary as of the date of termination, (ii) a lump sum payment of the annual bonus to which Dr. Brooks is entitled for the calendar year immediately preceding the date of termination, if such bonus has not already been paid, (iii) a lump sum payment equal to Dr. Brooks’ annual bonus entitlement, prorated over Dr. Brooks’ length of service in the calendar year in which his employment is terminated, calculated in accordance with the terms of the Brooks Employment Agreement, (iv) payment of Dr. Brooks’ annual bonus entitlement during the full Brooks Severance Period, calculated in accordance with the terms of the Brooks Employment Agreement, (v) continuation of Dr. Brooks’ benefits and car allowance and any other benefit required to be maintained by law in accordance with the terms of the Brooks Employment Agreement, and (vi) subject to applicable law, all vested equity-based awards granted to Dr. Brooks shall be exercisable in accordance with the terms of the applicable Equity Incentive Compensation Plan.

Dr. Brooks may resign from his employment at any time by providing the Company with a minimum of 60 days advance notice, in writing. Dr. Brooks’ notice may be waived by the Company, subject only to providing Dr. Brooks with payment of his base salary and continuation of benefits until the end of the notice period. If Dr. Brooks resigns from his employment, subject to applicable law, (i) all non-vested equity based awards held by Dr. Brooks shall be automatically extinguished and (ii) Dr. Brooks shall not be entitled to any bonus or pro rata bonus payment not already awarded on or before the date of termination. All vested equity-based awards shall be subject to the terms of the applicable Equity Incentive Compensation Plan.

During the term of Dr. Brooks’ employment and for 12 months following the cessation of Dr. Brooks’ employment, Dr. Brooks is prohibited from competing with the business of the Company in North America. In addition, for 24 months following the cessation of Dr. Brooks’ employment, Dr. Brooks is prohibited from soliciting customers or prospective customers for any purpose competitive with the business of the Company, encouraging any customer to cease doing business with the Company and soliciting the employment or engagement of certain of Company’s employees.

Prior Employment Agreement with Michael Brooks effective as of June 7, 2019 and amended March 19, 2021 and April 12, 2022

Prior to the Brooks Employment Agreement, on June 14, 2019 but effective as of June 7, 2019, we entered into an employment agreement with Michael Brooks, PhD (as amended, the Brooks Prior Employment Agreement). Pursuant to the Brooks Prior Employment Agreement, Dr. Brooks agreed to serve as our President for an indefinite term until Dr. Brooks’ employment was terminated in accordance with the agreement. As compensation for his services to us, Dr. Brooks received a base salary of $300,000 per year effective for the period January 1, 2021 to March 23, 2022 and a base salary of $310,500 per year effective for the period March 24, 2022 to May 12, 2023 and was eligible to receive a target annual bonus of 40% of his base salary, subject to achieving corporate and personal targets to be determined by us. Dr. Brooks also received an automobile allowance of $2,000 per month and was eligible to participate in our group insured benefits program, as may be in effect from time-to-time for our employees generally, and executive employees specifically. Dr. Brooks was eligible for future share and/or option grants, as may have been determined by our Compensation Committee, commensurate with Dr. Brooks’ position and any business milestones which may have been established by the Compensation Committee and subject to availability of shares and/or options for grant under our Equity Incentive Compensation Plan.

If Dr. Brooks’ employment with us was terminated for “Cause” (as such term is defined in the Brooks Prior Employment Agreement), subject to applicable law, our only obligation would have been to provide Dr. Brooks with his base salary and vacation pay earned through the date of termination and all of Dr. Brooks’ vested or non-vested share options which had not been exercised by Dr. Brooks as of the date of termination would have been automatically extinguished. If Dr. Brooks was terminated by us without “Cause”, our obligation would have been to provide Dr. Brooks with (i) a lump sum payment equal to Dr. Brooks’ then current base salary for months plus one additional month for every completed year of service since September 2015, not to exceed an aggregate of twenty-four months (the Brooks Prior Severance Period), (ii) a lump sum payment of the annual bonus to which Dr. Brooks was entitled for the fiscal year immediately preceding the date of termination, if such bonus had not already been paid, (iii) a lump sum payment equal to Dr. Brooks’ annual bonus entitlement, prorated over Dr. Brooks’ length of service in the fiscal year in which his employment was terminated, calculated in accordance with the terms of the Brooks Prior Employment Agreement, (iv) payment of Dr. Brooks’ annual bonus entitlement during the full Brooks Prior Severance Period, calculated in accordance with the terms of the Brooks Prior Employment Agreement, (v) continuation of Dr. Brooks’ benefits and car allowance and any other benefit required to be maintained by law in accordance with the terms of the Brooks Prior Employment Agreement and (vi) subject to applicable law, all share options granted to Dr. Brooks would have been exercisable in accordance with the terms of the applicable share option plan. If Dr. Brooks’ employment was terminated or “constructively terminated” (as such term is defined in the Brooks Prior Employment Agreement) by us without “Cause” upon or within a twelve month period following a Change of Control (as such term is defined in the Brooks Prior Employment Agreement), Dr. Brooks would have been entitled to the payments and benefits provided as described in clauses (ii) to (v) above, plus a change of control payment equal to twenty-four months of the his then current base salary. Dr. Brooks could have resigned from his employment at any time by providing us with a minimum of sixty days advance notice, in writing. Dr. Brooks’ notice could have been waived by us, subject only to providing Dr. Brooks with payment of his base salary and continuation of benefits until the end of the notice period. If Dr. Brooks had resigned from his employment, subject to applicable law, (i) all non-vested share options and all vested share options held by Dr. Brooks which had not been exercised by Dr. Brooks as of the date of termination would have been automatically extinguished and (ii) Dr. Brooks would not have been entitled to any bonus or pro rata bonus payment not already paid on or before the date of termination.

During the term of Dr. Brooks’ employment with us and for twelve months following the cessation of Dr. Brooks' employment with us, Dr. Brooks was prohibited from competing with our business in North America. In addition, for twenty-four months following the cessation of Dr. Brooks' employment with us, Dr. Brooks was prohibited from soliciting customers or prospective customers for any purpose competitive with our business, encouraging any customer to cease doing business with us and soliciting the employment or engagement of certain of our employees.

Policy for Recovery of Erroneously Awarded Compensation

In 2023, we adopted the Policy for Recovery of Erroneously Awarded Compensation (the “Recovery Policy”), in accordance with the requirements of the Nasdaq listing standards and the rules of the SEC implementing Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Recovery Policy requires the Compensation Committee to recoup certain cash and equity incentive compensation paid to or deferred by executive officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws.

Outstanding Equity Awards at September 30, 2024

		Option Awards
Name	Award grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)		Option exercise prices		Option expiration date
Pardeep Nijhawan, MD	9/26/17	6,785	-		C$	15.12	9/26/27
	12/28/18	232	-		C$	15.12	12/28/28
	10/13/20	8,572	-			$52.08	10/13/30
	4/22/21	17,143	-			$38.15	4/22/31
	2/28/22	6,224	776	(2)		$25.97	2/28/32
	7/20/23	7,147	9,996	(2)		$5.79	7/20/33

Stephen Lemieux, CPA	7/20/23	4,457	6,258	(2)		$5.79	7/20/33

Michael Brooks, PhD	8/28/17	19,488	-		C$	15.12	8/28/27
	9/26/17	3,472	-		C$	15.12	9/26/27
	12/28/18	232	-		C$	15.12	12/28/28
	2/12/20	9,856	-			$22.12	2/12/30
	10/13/20	7,143	-			$52.08	10/13/30
	4/22/21	11,429	-			$38.18	4/22/31
	2/28/22	5,523	692	(2)		$25.97	2/28/32
	7/20/23	4,772	6,657	(2)		$5.79	7/20/33

(1)	Our options vesting policy is described in the Outstanding Equity Awards Narrative Disclosure section.

(2)	The option will vest over a period of three years, with monthly vesting on a pro-rata basis beginning on the date of grant.

Outstanding Equity Awards Narrative Disclosure

Equity Incentive Compensation Plan

We adopted an Equity Incentive Compensation Plan in 2019 (as amended, the 2019 Plan) which amended and restated prior plans. Under the 2019 Plan, we are authorized to grant options, restricted shares and restricted share units (RSUs) to any of our officers, directors, employees, and consultants and those of our subsidiaries and other designated affiliates. The number of shares available for issuance under the 2019 Plan is 642,737, including (i) 164,736 shares initially authorized and reserved for issuance under the 2019 Plan (including the shares available for the exercise of outstanding options and RSUs under the Company’s prior plans, as of the effective date of the 2019 Plan), (ii) 213,858 shares authorized and reserved for issuance pursuant to Amendment No. 1 to the 2019 Plan, (iii) 197,143 shares authorized and reserved for issuance pursuant to Amendment No. 2 to the 2019 Plan and (iv) 67,000 shares authorized and reserved for issuance pursuant to Amendment No. 3 to the 2019. The purpose of the 2019 Plan is to advance the interests of the Company by encouraging equity participation through the acquisition of common shares of the Company. The 2019 Plan is to be administered by the Compensation Committee of our Board, except to the extent (and subject to the limitations set forth in the 2019 Plan) the Board elects to administer the 2019 Plan, in which case the 2019 Plan shall be administered by only those members of the Board who are “independent” members of the Board. The administrator of the 2019 Plan has the power to, among other things:

●	allot common shares for issuance in connection with the exercise of options;

●	grant options, restricted shares or restricted share units;

●	amend, suspend, terminate or discontinue the plan; and

●	delegate all or a portion of its administrative powers as it may determine to one or more committees.

Options to purchase 383,080 common shares at prices ranging from C$15.12 and $4.10 to $596.82 are outstanding at September 30, 2024. RSUs eligible for conversion to 44,345 common shares are outstanding at September 30, 2024.

Options granted during the year ended September 30, 2024 to employees under the 2019 Plan totaled 500 options to purchase common shares at an exercise price of $4.10. Options granted during the year ended September 30, 2023 to directors, officers and employees under the 2019 Plan totaled 118,579 options to purchase common shares at exercise prices ranging from $5.79 to $10.01. There were 46,602 RSUs granted during the year ended September 30, 2024. There were 46,602 RSUs granted during the year ended September 30, 2023. All RSUs were immediately vested and were for payment of salary, bonuses or consulting fees to the certain members of the executive team.

Options Vesting Policy

Vesting requirements for option awards are determined by the independent members of the Board. Options granted by the Company during the year ended September 30, 2024 and 2023 generally had monthly vesting for directors in equal proportions over 12 months beginning on the grant date, monthly vesting for officers and current employees in equal proportions over 36 months beginning on the grant date and monthly vesting for new employees in equal proportions over 36 months beginning on the monthly anniversary of the grant date following 90 days of employment.

Policies and Practices Related to Grants of Share Options or Similar Awards

We did not grant options, share appreciation rights, or other similar option-like instruments in the fiscal year ended September 30, 2024; however, it is our policy not to time any grants of equity awards in relation to the release of material non-public information.

PAY VERSUS PERFORMANCE

Pay Versus Performance Table

We are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our company as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K.

Year	Summary Compensation Table Total for Principal Executive officer (“PEO”) (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEOs”) (3)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”) (4)	Net Income (Loss) (millions) (5)
2024	$464,728	488,181	$398,542	$407,151	$7	(6.2)
2023	$549,561	$531,086	$366,026	$354,350	$9	$(8.4)
2022	$601,731	$(93,190)	$547,341	$(66,161)	$12	$(17.5)

(1)

The dollar amounts reported are the amounts of total compensation reported for Dr. Nijhawan (our Chief Executive Officer/PEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation-Summary Compensation Table.”

(2)

The dollar amounts reported represent the amount of “compensation actually paid” to our PEO and Non-PEO NEOs as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for each year to determine the compensation actually paid:

	2024		2023		2022
	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Summary Compensation Table Totals for PEO and Non-PEO NEOs	$464,728	$398,542	$549,561	$366,026	$601,731	$547,341
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table*	(144,454)	-	(153,669)	(98,378)	(123,152)	(109,329)
Fair value at year end of equity awards granted during the year that were unvested as of the end of the year	-	-	48,560	31,699	14,855	13,188
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	10,851	4,507	(6,979)	(3,645)	(411,560)	(333,145)
Fair value of equity awards granted and vested during the year	144,454	-	85,805	54,075	13,547	12,024
Change in fair value of equity awards granted in prior years that vested during the year	12,602	4,102	7,808	4,573	(188,611)	(196,240)

Compensation Actually Paid Totals	$488,181	$407,151	$531,086	$354,350	$(93,190)	$(66,161)

*

For 2024, includes the fair value of restricted share units issued to Dr. Nijhawan (PEO) as partial payment of salary, which is reflected in the “Salary” column of the Summary Compensation Table for such year.

For 2023, includes the fair value of restricted share units issued to Dr. Nijhawan (PEO), Mr. Brooks (Non-PEO) and Ms. Niffenegger (Non-PEO) as partial payment of each of their bonuses, which is reflected in the "Bonus" column of the Summary Compensation Table for such year.

(3)

The dollar amounts reported represent the average of the amounts reported for our company’s Non-PEO NEOs as a group (excluding Dr. Nijhawan) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Dr. Nijhawan) included for purposes of calculating the average amounts in each applicable year are as follows: for 2023, Mr. Lemieux and Dr. Brooks, for 2023, Mr. Lemieux, Dr. Brooks and Ms. Niffenegger and for 2022, Dr. Brooks and Ms. Niffenegger. Mr. Lemieux was appointed Chief Financial Officer effective July 15, 2023.

(4)

Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid on shares or option awards in 2024, 2023 or 2022.

(5)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance

A portion of our NEOs’ compensation consists of equity awards. As a result, the change between the values disclosed in our Summary Compensation Table and Compensation Actually Paid tends to be directionally aligned with changes in our total shareholder return (“TSR”).

While we are required by SEC rules to disclose the relationship between our net income (loss) and Compensation Actually Paid to our NEOs, this is not a metric our compensation committee currently uses in evaluating our NEOs’ compensation as we are a clinical stage biopharmaceutical company that has not generated revenues from the sale of products.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation paid to certain of our non-employee directors during 2024.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Joan Chypyha	$51,500	$-	$51,500
Sean MacDonald	35,000	-	35,000
Patrick Marshall	47,000	-	47,000
Frank Oakes	48,500	-	48,500
Charles Olson, DSc	44,000	-	44,000
Carlo Sistilli, CPA, CMA	65,000	-	65,000

(1)

There were no share options grants in the year ended September 30, 2024. As of September 30, 2024, (i) Ms. Chypyha, Mr. Marshall and Dr. Olson each held 2,858 share options, (ii) Mr. MacDonald and Mr. Sistilli each held 11,773 share options and Mr. Oakes held 11,909 share options.

(2)	The compensation was paid in Canadian dollars and was converted from US dollars using the average foreign exchange rate for each month of the year from oanda.com.

Non-Employee Director Compensation

The board adopted a compensation policy effective June 7, 2019 and amended it effective March 24 2022. As compensation for their services on the Board, each non-executive board member received annual remuneration as noted below and prorated during the effective periods. The Chief Executive Officer does not receive any additional compensation for his services on the Board.

From March 24, 2022 through September 30, 2024, each non-executive director received annual base remuneration of $35,000 and the Board Chair received annual remuneration of $65,000, inclusive of compensation for his services on committees of the Board. Each member of the Company’s Audit Committee received annual remuneration of $7,500, and the Chair of the Audit Committee received $15,000 annually for his services. Each member of the Company’s Compensation Committee and Nominating and Corporate Governance Committee received annual remuneration of $4,500 for each committee on which they serve, and the Chairs of each of the Compensation Committee and Nominating and Corporate Governance Committee received $9,000 annually for their services.

Retirement Benefits

Executive officers and employees of our California subsidiary are eligible to receive the Company’s non-elective contribution of 3% of eligible compensation under a 401(k) plan to provide retirement benefits. Any Company contributions we made to the plan for our named executive officers are reflected in the “All Other Compensation” column of the Summary Compensation Table above.

Other than the funds contributed under our 401(k) plan, no other funds were set aside or accrued by us during the years ended September 30, 2023 and 2022 to provide pension, retirement or similar benefits for our named executive officers.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of September 30, 2024 about our common shares that may be issued under our equity compensation plans, which consists of our 2019 Plan in effect at September 30, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	459,801	$24.93	141,099
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	459,801	$24.93	141,099

(1)	Includes 383,080 common shares issuable upon the exercise of outstanding options and 76,761 common shares issuable upon the conversion of outstanding RSUs.
(2)	The weighted-average exercise price does not consider shares issuable upon the conversion of outstanding RSUs, which have no exercise price.

Warrants and other equity held by directors, officers and employees outside of the compensation plans are not included in the table above.

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Edesa Biotech, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended September 30, 2024 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended September 30, 2024.

2.

The Audit Committee has discussed with representatives of MNP LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

3.

The Audit Committee has discussed with MNP LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB.

In addition, the Audit Committee considered whether the provision of non-audit services by MNP LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 for filing with the SEC.

Audit Committee of Edesa Biotech, Inc.

Joan Chypyha

Patrick Marshall

Carlo Sistilli

___________________________

*The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the SEC (irrespective of any general incorporation language in any document filed with the SEC) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common shares as of March 31, 2025, by:

●	each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the common shares;

●	each of our named executive officers;

●	each of our directors and director nominee; and

●	all of our directors and current executive officers as a group.

We have determined beneficial ownership in accordance with SEC rules. Except as indicated in the footnotes below, and subject to applicable community property laws, we believe, based on the information furnished to us, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The percentage of beneficial ownership is based on 7,022,678 of our common shares outstanding as of March 31, 2025. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity, we deemed to be outstanding all securities as to which such person or entity has the right to acquire within 60 days of March 31, 2025, through the exercise of any option or other right. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. Certain beneficial owners of our common shares own warrants to purchase our common shares that contain blockers preventing the holder from converting its shares or exercising its warrants if as a result of such conversion or exercise the holder would beneficially own more than 4.99%, 9.99% or 19.99%, as applicable, of our common shares. In preparing the table below, we have given affect to those blockers where applicable.

Directors and Officers

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
David Liu, PhD	―	(2)	*
Joan Chypyha	2,887	(3)	*
Sean MacDonald	13,826	(4)	*
Patrick Marshall	44,989	(5)	*
Pardeep Nijhawan, MD	1,618,557	(6)	19.99%
Frank Oakes	11,909	(7)	*
Charles Olson, DSc	2,858	(8)	*
Carlo Sistilli, CPA, CMA	22,711	(9)	*
Stephen Lemieux, CPA	9,340	(10)	*
Michael Brooks, PhD	83,098	(11)	1.2%
All directors and named executive officers as a group (10 persons)	1,810,175	(12)	22.6%

* Percentage of shares beneficially owned does not exceed one percent.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Edesa Biotech, Inc., 100 Spy Court, Markham, ON Canada L3R 5H6.
(2)	Dr. Liu does not beneficially own any of our common shares as of March 31, 2025.
(3)	Consists of (i) 29 common shares and (ii) 2,858 common shares issuable upon exercise of options exercisable within sixty days of March 31, 2025.
(4)	Consists of (i) 2,053 common shares and (ii) 11,773 common shares issuable upon exercise of options exercisable within sixty days of March 31, 2025.
(5)

Consists of (i) 41,666 common shares held by Patrick Marshall, (ii) 2,858 common shares issuable upon exercise of options exercisable within sixty days of March 31, 2025 held by Patrick Marshall and (iii) 465 common shares held by Quidnet Inc. for which Patrick Marshall has sole voting and dispositive power over all such shares.

(6)

Consists of (A)(i) 84,973 common shares, (ii) 50,680 common shares issuable upon exercise of options exercisable within sixty days of March 31, 2025, (iii) 81,774 common shares issuable upon the conversion of restricted share units held by Pardeep Nijhawan and (iv) 147,118 common shares issuable upon conversion of Series B-1 Preferred Shares within sixty days of March 31, 2025 that are beneficially owned and deemed outstanding with respect to Pardeep Nijhawan; (B)(i) 341,702 common shares, (ii) 342,865 common shares issuable upon exercise of warrants exercisable within sixty days of March 31, 2025 and (iii) 35,414 common shares issuable upon the conversion of Series A-1 Preferred Shares within sixty days of March 31, 2025 that are beneficially owned and deemed outstanding with respect to Pardeep Nijhawan Medicine Professional Corporation for which Pardeep Nijhawan has sole voting and dispositive power over all such shares; (C) 32,013 common shares held by The Digestive Health Clinic Inc. for which Pardeep Nijhawan has sole voting and dispositive power over all such shares; (D) 53,104 common shares held by 1968160 Ontario Inc. for which Pardeep Nijhawan has sole voting and dispositive power over all such shares and (E)(i) 32,609 common shares and (ii) 16,305 common shares issuable upon exercise of warrants exercisable within sixty days of March 31, 2025 held by The New Nijhawan Family Trust 2015 for which each of Pardeep Nijhawan and Nidhi Nijhawan, as trustees, have voting and dispositive power over all such shares. Excludes 373,715 common shares underlying Series B-1 Preferred Shares held by Pardeep Nijhawan which are subject to a 19.99% beneficial ownership blocker.

(7)	Consists of 11,909 common shares issuable upon exercise of options exercisable within sixty days of March 31, 2025.
(8)	Consists of 2,858 common shares issuable upon exercise of options exercisable within sixty days of March 31, 2025.
(9)

Consists of (i) 10,416 common shares and (ii) 11,773 common shares issuable upon exercise of options exercisable within sixty days of March 31, 2025 held by Carlo Sistilli and (ii) 522 Common Shares held by York-Cav Enterprises Inc. for which Carlo Sistilli, as President and Director, has sole voting and dispositive power over all such shares.

(10)	Consists of (i) 2,486 common shares and (ii) 6,854 common shares issuable upon exercise of options exercisable within sixty days of March 31, 2025.
(11)

Consists of (i) 4,354 common shares, (ii) 65,126 common shares issuable upon exercise of options exercisable within sixty days of March 31, 2025, (iii) 303 common shares issuable upon exercise of warrants exercisable within sixty days of March 31, 2025 and (iv) 13,315 common shares issuable upon conversion of restricted share units.

(12)

Consists of (i) 603,906 common shares, (ii) 164,983 common shares issuable upon exercise of options exercisable within sixty days of March 31, 2025, (iii) 359,473 common shares issuable upon exercise of warrants exercisable within sixty days of March 31, 2025, (iv) 97,575 common shares issuable upon conversion of restricted share units and (v) 132,433 common shares issuable upon conversion of Series B-1 Preferred Shares within sixty days of March 31, 2025.

Shareholders Known by Us to Own 5% or More of Our Common Shares

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Velan Capital Management LLC(1)	703,125	9.99%
Stonepine Capital Management, LLC(2)	703,125	9.99%
Nantahala Capital Management, LLC (3)	710,016	9.99%
Rubric Capital Management LP(4)	703,125	9.99%

(1)

Consists of (A)(i) 421,875 common shares and (ii) 15,625 common shares issuable upon exercise of warrants within sixty days of March 31, 2025 that are beneficially owned and deemed outstanding with respect to Velan Capital Master Fund LP (“Velan Master”), (B) 15,625 common shares held by Velan Horizon Fund LP (“Velan Horizon”), (C) 250,000 common shares held by Velan Capital Opportunity Fund II LLC (“Velan Opportunity II”). Excludes common shares underlying warrants held by Velan Master and Series B-1 Preferred Shares held by Velan Master, Velan Horizon and Velan Opportunity which are subject to a 9.99% beneficial ownership blocker. Velan Horizon GP LLC (“Velan Horizon GP”), as the general partner of Velan Horizon, may be deemed to beneficially own securities beneficially owned by Velan Horizon. Velan Capital Holdings LLC (“Velan GP”), as the general partner of Velan Master and managing member of Velan Opportunity II, may be deemed to beneficially own securities beneficially owned in the aggregate by Velan Master and Velan Opportunity II. Velan Capital Investment Management LP (“Velan Capital”), as the investment manager of each of Velan Master, Velan Horizon and Velan Opportunity II, may be deemed to beneficially own the securities beneficially owned in the aggregate by Velan Master, Velan Horizon and Velan Opportunity II. Velan Capital Management LLC (“Velan IM GP”), as the general partner of Velan Capital, may be deemed to beneficially own the securities beneficially owned in the aggregate by Velan Master, Velan Horizon and Velan Opportunity II. Balaji Venkataraman, as a Managing Member of each of Velan Horizon GP, Velan GP and Velan IM GP, may be deemed to beneficially own the common shares beneficially owned in the aggregate by Velan Master, Velan Horizon and Velan Opportunity II. Adam Morgan, as the Chief Investment Officer of Velan Capital and a Managing Member of each of Velan Horizon GP, Velan GP and Velan IM GP, may be deemed to beneficially own the common shares beneficially owned in the aggregate by Velan Master, Velan Horizon and Velan Opportunity II. The address of the principal office of Velan Master is 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands. The address of the principal office of each of Velan Horizon, Velan Opportunity II, Velan Horizon GP, Velan GP, Velan Capital, Velan IM GP and Messrs. Morgan and Venkataraman is 100 North Main Street, Suite 301, Alpharetta, Georgia 30009. We relied in part on the SEC Schedule 13D filed with the SEC on February 18, 2025 for this information.

(2)

Consists of (i) 687,500 common shares and (ii) 15,625 common shares issuable upon conversion of Series B-1 Preferred Shares within sixty days of March 31, 2025 that are beneficially owned and deemed outstanding with respect to Stonepine Capital Management, LLC (“Stonepine”). Excludes common shares underlying Series B-1 Preferred Shares held by Stonepine which are subject to a 9.99% beneficial ownership blocker. Stonepine and Stonepine GP, LLC (“Stonepine GP”) are the investment adviser and general partner, respectively, of Stonepine Capital, LP. (“Stonepine Partnership”). Jon Plexico is the control person of Stonepine and Stonepine GP. The principal place of business of Stonepine Capital, LP is 919 NW Bond Street, Suite 204, Bend, OR 97703. We relied in part on the SEC Schedule 13G filed with the SEC on February 25, 2025 for this information.

(3)

Consists of (A)(i) 178,167 common shares and (ii) 85,016 common shares issuable upon conversion of Series B-1 Preferred Shares within sixty days of March 31, 2025 that are beneficially owned and deemed outstanding with respect to Nantahala Capital Partners Limited Partnership (“Nantahala”), (B)(i) 100,613 common shares that are beneficially owned and deemed outstanding with respect to NCP RFM LP (“NCP RFM”) and (C)(i) 346,220 common shares that are beneficially owned and deemed outstanding with respect to Blackwell Partners LLC – Series A (“Blackwell Partners”). Excludes common shares underlying Series B-1 Preferred Shares held by Nantahala, NCP RFM and Blackwell Partners which are subject to a 9.99% beneficial ownership blocker. Nantahala Capital Management, LLC (“Nantahala Capital Management”) is a Registered Investment Adviser and has been delegated the legal power to vote and/or direct the disposition of the common shares beneficially owned in the aggregate by Nantahala, NCP RFM and Blackwell Partners, as a General Partner, Investment Manager, or Sub-Advisor and would be considered the beneficial owner of such securities. Wilmot Harkey and Daniel Mack are managing members of Nantahala Capital Management and may be deemed to have voting and dispositive power over the common shares beneficially owned in the aggregate by Nantahala, NCP RFM and Blackwell Partners. The principal place of business of Nantahala Capital Management is 130 Main St. 2nd Floor, New Canaan, CT 06840.

(4)

Consists of (i) 687,500 common shares and (ii) 15,625 common shares issuable upon conversion of Series B-1 Preferred Shares within sixty days of March 31, 2025 that are beneficially owned and deemed outstanding with respect to Rubric Capital Management LP (“Rubric”). Excludes  common shares underlying Series B-1 Preferred Shares held by Rubric which are subject to a 9.99% beneficial ownership blocker. The principal place of business of Rubric is 155 East 44th Street, Suite 1630, New York, NY 10017. We relied in part on information provided by Rubric for this information.

TRANSACTIONS WITH RELATED PERSONS

The following is a description of transactions since October 1, 2022, and each currently proposed transaction in which:

●	the Company has been or is to be a participant;

●	the amount involved exceeded or will exceed the lesser of $120,000 or 1% of our total assets at year-end for our last two completed fiscal years; and

●

any of our directors, executive officers or beneficial owners of more than 5% of our common shares, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described in the section titled “Executive Compensation.”

Right-of-Use Lease Agreement

In January 2017, Edesa Biotech Research entered into a right-of-use lease agreement with 1968160 Ontario Inc., a company related to Dr. Nijhawan, our Chief Executive Officer, for office space that serves as our principal executive office. The original lease expired on December 31, 2022 and we executed a two-year term extension through December 31, 2024. Monthly rents during the term ranged from C$8,320 to C$9,020 plus HST. Rents of approximately $78,000 and $82,000 were incurred during the years ended September 30, 2024 and 2023, respectively. Rents of approximately $30,000 and $15,000 were payable at September 30, 2024 and September 30, 2023, respectively. The Company extended the lease until November 30, 2025, and upon expiry, the arrangement will be month to month and either party will have the right to terminate on 30 days’ notice.

Credit Agreement

On October 20, 2023, we entered into the Credit Agreement with Pardeep Nijhawan Medicine Professional Corporation, an entity controlled by Pardeep Nijhawan, our Chief Executive Officer, Secretary and member of our Board, providing for the Line of Credit in the principal amount of up to $10 million, with the Credit Limit of $3.5 million, which was available immediately upon the execution of the Credit Agreement.

The Line of Credit bore interest at the Canadian Imperial Bank of Commerce US Base-Interest Rate plus 3% per annum and has a maturity date of March 31, 2026, unless terminated earlier by either party with 90 days’ notice. We had the right at any time, and from time to time, to prepay all or any portion of each advance without premium or penalty.

Additionally, we agreed to pay a monthly standby fee for the term of the Credit Agreement, calculated as of the last business day of each month, on the difference between the Credit Limit at such time and the principal amount of outstanding advances, based on an annual interest rate of 1.5%. Prior to termination, $51,000 of standby fees had accrued.

The Credit Agreement was terminated in October 2024. Prior to the termination of the Credit Agreement, we had not borrowed any funds thereunder. We incurred no termination penalties in connection with the termination of the Credit Agreement.

Series A-1 Preferred Shares Offering

On October 30, 2024, we entered into a Securities Purchase Agreement (the “Series A-1 Purchase Agreement”) with Pardeep Nijhawan Medicine Professional Corporation (the “Series A-1 Purchaser”), an entity controlled by Pardeep Nijhawan, our Chief Executive Officer, Secretary and member of our Board, pursuant to which we agreed to issue and sell to the Series A-1 Purchaser in a private placement, up to $5,000,000 of the Series A-1 Preferred Shares, each of which is initially convertible into approximately 2,903 common shares (the “Series A-1 Conversion Shares”) at a conversion price of $3.445 per Series A-1 Conversion Share, and warrants (the “Warrants”) to purchase 326,560 common shares (the “Warrant Shares”) at an exercise price of $3.445 per Warrant Share. The Series A-1 Preferred Shares and the Warrants are being sold together in a fixed combination of one Series A-1 Preferred Share and a Warrant to purchase a number of common shares equal to 75% of the underlying Series A-1 Conversion Shares at a combined purchase price of $10,272.13 per Series A-1 Preferred Share and related Warrant. Under the Series A-1 Purchase Agreement, the Series A-1 Purchaser has purchased 150 Series A-1 Preferred Shares initially convertible into an aggregate of 435,414 Series A-1 Conversion Shares and Warrants to purchase up to an aggregate of 326,560 Warrant Shares for an aggregate purchase price of $1,540,819. The offering of the Series A-1 Preferred Shares and Warrants was structured as an at-market offering under the rules of The Nasdaq Stock Market. The Series A-1 Purchaser will not have the right to convert any portion of its Series A-1 Preferred Shares, or exercise any portion of the Warrants, if, together with its affiliates, it would beneficially own in excess of 19.99% of the number of common shares outstanding immediately after giving effect to such conversion or exercise. We have the right to require the Series A-1 Purchaser to purchase additional Series A-1 Preferred Shares and Warrants (up to an aggregate investment of $5.0 million); provided however, no more than an aggregate of $2.0 million of Series A-1 Preferred Shares and Warrants may be issued and sold pursuant to the Series A-1 Purchase Agreement without shareholder approval in accordance with applicable Canadian securities laws.

Series B-1 Preferred Shares Offering

On February 12, 2025, we entered into a Securities Purchase Agreement (the “Series B-1 Purchase Agreement”) with a lead investor and several additional investors signatory thereto (the “Investors”), including, among others, (i) Pardeep Nijahawan, our Chief Executive Officer, Secretary and member of our Board and Patrick Marshall and Carlo Sistilli, members of our Board and (ii) entities affiliated with Velan IM GP, Stonepine, entities affiliated with Nantahala Capital Management and Rubric, each of which are beneficial owners of more than 5% of our common shares. Pursuant to the Series B-1 Purchase Agreement, we sold to the Investors in a private placement, an aggregate of (i) 834 Series B-1 Preferred Shares, each of which is initially convertible into approximately 5,208 common shares (the “Series B-1 Conversion Shares”) at a conversion price of $1.92 per Series B-1 Conversion Share, and (ii) 3,468,746 common shares (the “Shares”) (the “Private Placement”). The purchase price per Series B-1 Preferred Share was $10,000 and the purchase price per common share was $1.92.  Pardeep Nijhawan purchased 100 Series B-1 Preferred Shares for an aggregate purchase price of $1.0 million. Patrick Marshall purchased 41,666 common shares for an aggregate purchase price of approximately $80,000. Carlo Sistilli purchased 10,416 common shares for an aggregate purchase price of approximately $20,000. The entities affiliated with Velan IM GP purchased, in the aggregate, 687,500 common shares and 568 Series B-1 Preferred Shares, for an aggregate purchase price of approximately $7.0 million. Stonepine purchased 687,500 common shares and 18 Series B-1 Preferred Shares, for an aggregate purchase price of approximately $1.5 million. The entities affiliated with Nantahala Capital Management purchased, in the aggregate, 625,000 common shares and 80 Series B-1 Preferred Shares, for an aggregate purchase price of approximately $2.0 million. Rubric purchased 687,500 common shares and 68 Series B-1 Preferred Shares, for an aggregate purchase price of approximately $2.0 million. A holder of Series B-1 Preferred Shares will not have the right to convert any portion of its Series B-1 Preferred Shares, if, together with its affiliates, it would beneficially own in excess of 4.99% (or, at the option of the holder, 9.99%) of the number of common shares outstanding immediately after giving effect to such conversion, provided, however, that a holder may increase or decrease the beneficial ownership limitation by giving 61 days’ notice to the Company, but not to any percentage in excess of 19.99%. The Private Placement closed on February 12, 2025 (the “Closing Date”).

In connection with the Purchase Agreement, on February 12, 2025, we also entered an Investor Rights Agreement (the “IRA”) with the Investors, whereby we agreed to provide the Investors with certain registration and other rights. Pursuant to the terms of the IRA, we agreed to (i) use reasonable best efforts to file a registration statement for the resale of the Shares and Series B-1 Conversion Shares (together, the “Registrable Securities”) within 30 days after the Closing Date and cause such registration statement to become effective no later than 75 days after the Closing Date (or 120 days in the event of a full review by the SEC) and (ii) use reasonable best efforts to keep any such registration statement continuously effective until the date that all of the Registrable Securities (X) have been sold under such registration statement, (Y) have been sold pursuant to Rule 144, or (Z) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

The IRA provides that Board, following the Annual Meeting, shall consist of 7 members, one of which shall be a director nominated by the Velan (the “Lead Investor Nominee”), who shall serve on the Board effective as of the Closing Date, until the earlier of such time as (i) Velan no longer holds at least 51% of the common shares (calculated on an as-converted-to-common shares basis), subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the common shares, issued to Velan in the Private Placement and (ii) Velan beneficially owns less than 5% of the outstanding common shares as a result of a disposition of shares by Velan (such period, the “Lead Investor Rights Period”). We also agreed to use our reasonable best efforts to solicit shareholder approval of the Lead Investor Nominee at each general or special meeting of shareholders of the Company at which an election of directors is held during the Lead Investor Rights Period.

Additionally, the IRA includes certain protective provisions that restrict our ability to, among other things, (i) amend, modify, alter or repeal any provision of our governing documents in a manner adverse to the holders of Series B-1 Preferred Shares, (ii) alter or change the special rights and restrictions of the Series B-1Preferred Shares and (iii) increase or decrease the authorized number of Series B-1 Preferred Shares, in each case, without the written consent of Velan Investors.

Pursuant to the IRA, during the Lead Investor Rights Period, Velan is entitled to designate one (1) non-voting observer to the Board to attend all meetings of the Board and committees and subcommittees thereof, subject to the terms of the IRA.

Policies and Procedures for Related Party Transactions

As specified in the Audit Committee Charter, the Audit Committee reviews, approves and oversees any transaction between us and any “related person” (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations, on an ongoing basis. Under these policies and procedures, the Audit Committee is to be informed of transactions subject to review before their implementation. The procedures establish our practices for obtaining and reporting information to the Audit Committee regarding such transactions on a periodic and an as-needed basis. The policy provides that such transactions are to be submitted for approval before they are initiated but also provides for ratification of such transactions. No director who is interested in a transaction may participate in the Audit Committee’s determinations as to the appropriateness of such transaction.

Director Independence

Our common shares are listed on The Nasdaq Capital Market. Under the Nasdaq Listing Rules, independent directors must comprise a majority of our Board. In addition, the Nasdaq Listing Rules require that all the members of such committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Compensation committee members must also satisfy the independence criteria established by the Nasdaq Listing Rules in accordance with Rule 10C-1 under the Exchange Act. Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, among other qualifications, in the opinion of that company’s Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that David Liu, Joan Chypyha, Sean MacDonald, Patrick Marshall, Frank Oakes, Charles Olson and Carlo Sistilli do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq Listing Rules and the SEC. Dr. Nijhawan is not an independent director under these rules because he is an executive officer of the Company.

PROPOSAL 2: ADVISORY APPROVAL OF OUR NAMED EXECUTIVE OFFICERS’ COMPENSATION

At our 2022 annual meeting of shareholders, we conducted a non-binding shareholder vote on the frequency of future Say-on-Pay votes (commonly known as a “Say-When-on-Pay” vote). We recommended that such votes be conducted annually and our shareholders approved that recommendation. We will hold a Say-on-Pay vote at each annual meeting until the time our shareholders vote to hold the Say-on-Pay vote at a different frequency.

Q: What are you voting on?

A: In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking shareholders to vote, on an advisory basis, on:

Say-on-Pay. Approval of the compensation of our named executive officers as disclosed in this proxy statement, including the various compensation tables and the related narrative disclosures (Proposal 2).

Q: Why does the Board recommend a vote “FOR” Proposal 2?

A: The Board believes that the Company’s compensation policies and practices are effective in achieving our goals of motivating and retaining our executives by:

●	rewarding excellence in leadership and sustained financial performance; and

●	aligning our executives’ interests with those of our shareholders to create long-term value.

Q: What are the effects of these votes?

A: Proposal 2 is advisory, and non-binding on our Board. However, the Board and the Compensation Committee will review and consider the results of these votes when evaluating our executive compensation program.

Proposal 2 is as follows:

“Resolved, that the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the 2025 Annual Meeting of Shareholders, including the various compensation tables and the related narrative disclosures, is hereby APPROVED.”

Vote Required

Proposal 2 requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Shares that are not represented at the Annual Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADVISORY APPROVAL OF OUR NAMED EXECUTIVE OFFICERS' COMPENSATION

PROPOSAL 3: TO APPROVE OF AN AMENDMENT TO OUR 2019 PLAN TO (I) INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED FOR ISSUANCE THEREUNDER FROM 642,737 TO 1,725,000 (II) REMOVE THE PLAN’S FUNGIBLE SHARE POOL PROVISIONS AND (III) INCREASES THE NUMBER OF SHARES ISSUABLE UNDER THE 2019 PLAN AS INCENTIVE STOCK OPTIONS FROM 171,429 TO 300,000

Edesa shareholders are being asked to approve an amendment to the 2019 Plan, that (i) increases the number of Edesa common shares issuable under the 2019 Plan by 1,725,000 shares, (ii) removes the 2019 Plan’s “fungible share pool” provisions (described below) and (iii) increases the number of Edesa common shares issuable under the 2019 Plan as “incentive stock options” (or “ISOs”), which are intended to qualify under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), to 300,000 shares.

A copy of the amendment is attached hereto as Appendix A. Under the 2019 Plan, we are authorized to grant options, restricted shares and restricted share units (RSUs) (collectively, “awards”) to any of our officers, directors, employees, consultants and other service providers and those of our subsidiaries and other designated affiliates. The 2019 Plan was originally adopted by our Board on October 16, 2019 and approved by our shareholders on October 22, 2019 and subsequently amended by our Board effective as of March 1, 2021, March 1, 2023 and March 20, 2024. Each of the March 1, 2021, March 1, 2023 and March 20, 2024 amendments were approved by our shareholders.

Our Board believes that the continued growth of Edesa depends, in large part, upon our ability to attract, motivate, retain and reward high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and our shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

Previously, our Board and shareholders approved the 2019 Plan which, as amended, authorized a total of 800,000 shares for issuance to eligible participants, plus any shares remaining available for delivery under the 2019 Plan as of March 20, 2024 (the “2019 Plan Share Reserve”). As of March 18, 2025 only 84,955 shares remained available for future grants under the 2019 Plan. Accordingly, to ensure that we may continue to attract, motivate, retain and reward executives, officers, directors and other service providers who are expected to contribute to our success, on March 18, 2025, our Board approved an amendment to the 2019 Plan to (i) increase the 2019 Plan Share Reserve by 1,725,000 shares, (ii) remove the 2019 Plan’s fungible share pool provisions and (iii) increase the number of shares issuable under the 2019 Plan as ISOs to 300,000 shares. Under the 2019 Plan’s fungible share pool provisions, each share subject to an award other than an option (referred to as a “full value award”) counts against the 2019 Plan Share Reserve as one and one-half (1.5) shares, while each share subject to an option counts against the 2019 Plan Share Reserve as one share. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued share. Removing the 2019 Plan’s fungible share pool provisions will permit future grants of full value awards to count against the 2019 Plan Share Reserve on the same basis as stock options (that is, each share subject to a full value award will count against the 2019 Plan Share Reserve as one share), which will provide the Board with more flexibility in granting awards under the Plan.

The amendment is subject to approval by our shareholders at the Annual Meeting. If the amendment is not approved by our shareholders, it will not be implemented in the form proposed.

Shareholder approval of the amendment is necessary for us to meet the stockholder approval requirements of Nasdaq rules.

Principal Features of the 2019 Plan

The principal features of the 2019 Plan are as follows (and are set forth more fully below):

●

All officers, directors, employees, consultants and other service providers of the Company and its subsidiaries and other designated affiliates, which we refer to as “Related Entities,” are eligible to participate in the 2019 Plan;

●	Options, restricted shares and RSUs may be granted under the 2019 Plan;

●

The 2019 Plan is administered by the Compensation Committee of the Company’s Board (the “Committee”), except to the extent (and subject to the limitations set forth in the 2019 Plan) the Board elects to administer the 2019 Plan, in which case the 2019 Plan shall be administered by only those members of the Board who are “independent” members of the Board, as that term is defined under the rules of the stock exchange or quotation system on which common shares are listed or quoted;

●	Vesting requirements with respect to awards under the 2019 Plan are determined by the Committee;

●

In the event of a “change in control” of the Company, as defined in the 2019 Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any Related Entity, or in any award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case, (i) any option that was not previously vested and exercisable at the time of the change in control will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted share award or RSU award subject only to future service requirements will lapse and such awards will be deemed fully vested; and (iii) any outstanding award subject to achievement of performance goals and conditions under the 2019 Plan will be considered to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the change in control of the Company);

●	The 2019 Plan grants the Committee discretion to determine the time when an option no longer may be exercised following a participant’s termination, as set forth in the applicable award agreement;

●	The 2019 Plan prohibits the repricing of option awards without approval by the Company’s shareholders; and

●

The 2019 Plan limits the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted to any outside director during any single calendar year to $250,000.

Description of the 2019 Plan

The following description of certain features of the 2019 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2019 Plan, as amended, which is incorporated herein by reference to Exhibits 10.5, 10.6, 10.29 and 10.37 to the Annual Report.

Purpose

The purpose of the 2019 Plan is to assist the Company and its Related Entities in attracting, motivating, retaining and rewarding high-quality executives and other officers, employees, directors, consultants and other service providers of the Company and/or its Related Entities, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

Shares Available for Awards; Annual Per-Person Limitations

As of March 18, 2025, the date the Board approved an increase of the 2019 Plan Share Reserve by 1,725,000 shares, we had 84,955 shares remaining available for future grants under the 2019 Plan. Options to purchase 383,040 common shares at prices ranging and $4.10 to $56.49 and a tranche at C$15.12 were outstanding at March 18, 2025. RSUs convertible into 98,147 common shares were outstanding at March 18, 2025. If the amendment to the 2019 Plan is approved by our shareholders, the 2019 Plan will have 1,867,050 shares available for awards to eligible participants.

Any shares that are subject to awards of option are counted against the 2019 Plan Share Reserve as one (1) share for every one (1) share granted. Any shares that are subject to awards other than options are counted against the 2019 Plan Share Reserve as one and one-half (1.5) shares for every one (1) share granted. If the amendment to the 2019 Plan is approved by our shareholders, shares subject to all awards granted on and after March 18, 2025, whether granted as options, restricted shares or RSUs, will count against the 2019 Plan Share Reserve as one (1) share for every one (1) share granted.

If any shares subject to (i) any award under the 2019 Plan expire or otherwise terminate without issuance of such shares, or (ii) any award under the 2019 Plan is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such award, the shares to which those awards were subject will, to the extent of such forfeiture, expiration, or termination, cash settlement or non-issuance, again be available for delivery with respect to awards under the 2019 Plan.

Any share that again becomes available for delivery pursuant to the provisions described above will be added back as one share if the share was subject to an option, and as 1.5 shares if such share was subject to an award other than an option. If the amendment to the 2019 Plan is approved by our shareholders, shares subject to awards made on or after March 18, 2025, whether granted as options, restricted shares or RSUs, will be added back as one share if and to extent that the shares again become available for delivery pursuant to the provisions described above. Shares subject to awards other than options granted prior to March 18, 2025 will continue to be added back to the 2019 Plan Share Reserve as 1.5 shares if and to the extent that the shares again become available for delivery pursuant to the provisions described above.

Substitute Awards (as defined in the 2019 Plan) will not reduce the shares authorized for delivery under the 2019 Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity (as define in the 2019 Plan) or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common shares of the entities party to such acquisition or combination) may be used for awards under the 2019 Plan and will not reduce the shares authorized for delivery under the 2019 Plan; provided, that awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its Related Entities prior to such acquisition or combination.

The aggregate fair market value of our common shares on the date of grant underlying “incentive stock options” (or “ISOs”), which are intended to qualify under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of shares that may be delivered under the 2019 Plan as a result of the exercise of ISOs is 171,429, subject to certain adjustments. If the amendment to the 2019 Plan is approved by our shareholders, the number of shares that may be delivered under the 2019 Plan as a result of the exercise of ISOs will increase to 300,000, subject to certain adjustments.

Notwithstanding any other provision of the 2019 Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted to any outside director during any single calendar year will not exceed $250,000.

The Committee is authorized to adjust the limitations on the number of common shares available for issuance under the 2019 Plan and the individual limitations on the amount of certain awards (other than the $100,000 limitation described above with respect to ISOs) and will adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) to the extent it deems equitable in the event that any extraordinary dividend or other distribution (whether in cash, common shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Company’s common shares so that an adjustment is appropriate and equitable. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the 2019 Plan.

Except with respect to the adjustments referenced in the foregoing paragraph, the Committee is prohibited from taking any of the following actions without approval of the Company’s shareholders: (i) lowering the exercise or grant price per share of an option after it is granted, (ii) cancelling an option when the exercise price or grant price per share exceeds the fair market value of the underlying shares in exchange for cash or another award (other than in connection with substitute awards), (iii) cancelling an outstanding option in exchange for an option with an exercise price that is less than the exercise price or grant price of the original option, or (iv) taking any other action with respect to an option that may be treated as a repricing pursuant to the applicable rules of the stock exchange or quotation system on which common shares are listed or quoted (any such action described in (i) - (iv) being referred to as a “Repricing”).

The closing price of one common share of the Company on Nasdaq on March 31, 2025 was $2.44 per share.

Eligibility

The persons eligible to receive awards under the 2019 Plan are the officers, directors, employees, and consultants of the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively) are eligible for purposes of receiving any ISOs. An employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the 2019 Plan.

As of the record date, March 31, 2025, approximately 22 persons were eligible to participate in the 2019 Plan, including 13 current and former employees,  3 executive officers, and 6 current and former non-employee directors of the Company. As of March 31, 2025, no person is eligible to participate as a result of a determination by the Committee that that person is a prospective employee, director or consultant of our Company or any Related Entity. As awards under the 2019 Plan are within the discretion of the Compensation Committee, we cannot determine how many individuals in each of the categories described above will receive awards.

Administration

The 2019 Plan is administered by the Committee, except to the extent (and subject to the limitations set forth in the 2019 Plan) the Board elects to administer the 2019 Plan, in which case the 2019 Plan shall be administered by only those members of the Board who are “independent” members of the Board, as that term is defined under the rules of the stock exchange or quotation system on which common shares are listed or quoted. It is intended that the Committee will be composed exclusively of independent non-employee directors in accordance with Nasdaq listing requirements and Rule 16b-3 under the Exchange Act. Subject to the terms of the 2019 Plan, the Committee is authorized to select eligible persons to receive awards, grant awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2019 Plan, construe and interpret the 2019 Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2019 Plan.

The Committee is permitted to delegate the performance of certain functions, including administrative functions, of the 2019 Plan to members of the Board, or our officers or managers, or committees of them. The delegation is required to be accomplished in a manner that does not result in the loss of an exemption under Rule 16b-3 under the Exchange Act for awards.

Share Options

The Committee is authorized to grant share options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The exercise price per share subject to an option is determined by the Committee, provided that the exercise price per share of an option will be no less than 100% of the fair market value of a common share on the date such option is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a common share on the date such ISO is granted.

For purposes of the 2019 Plan, the term “fair market value” means the fair market value of common shares, awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a common share as of any given date is the closing sales price per common share as reported on the principal stock exchange or market on which common shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the award is authorized by the Committee) or, if there is no sale on that date, then on the last previous day on which a sale was reported.

The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant); provided, however, that in the event that on the last day of the term of an option, other than an ISO, the exercise of the option would violate an applicable federal, state, local, or foreign law, the Committee may, in its sole and absolute discretion, extend the term of the option for a period of no more than thirty (30) days after the date on which the exercise of the option would no longer violate an applicable federal, state, local, and foreign laws, provided that such extension of the term of the option would not cause the option to violate the requirements of Section 409A of the Code. Methods of exercise and settlement and other terms of options are determined by the Committee. The Committee, thus, may permit the exercise price of options awarded under the 2019 Plan to be paid in cash, shares, other awards or other property.

Restricted Shares and Restricted Share Units

The Committee is authorized to grant restricted shares and RSUs. A grant of restricted shares is a grant of common shares which may not be sold or disposed of, and which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted shares generally has all of the rights, other than dividend rights, of a shareholder of the Company (including voting rights), unless otherwise determined by the Committee. A participant granted restricted shares will have the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee), if and only to the extent provided in the participant’s award agreement. An award of RSUs confers upon a participant the right to receive common shares or cash equal to the fair market value of the specified number of shares covered by the RSUs, at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an award of RSUs carries no voting or dividend rights or other rights associated with share ownership.

Transferability

Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. The Committee, however, may permit awards to be transferred to certain family members, a trust for the benefit of such family members, a partnership, limited liability company or corporation whose partners, members or shareholders are the participant and his or her family members, a foundation in which any participant and his or her family members controls the management of assets, or anyone else approved by it.

Other Terms of Awards

Awards may be settled in the form of cash, common shares, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, common shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2019 Plan. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any common shares or other property to be distributed will be withheld (or previously acquired common shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations.

Awards under the 2019 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in exchange for other awards under the 2019 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control

Subject to certain limitations contained in the 2019 Plan, including those described in the following paragraph, the Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award. In the event of a “change in control” of the Company, as defined in the 2019 Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any Related Entity, or in any award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case, (i) any option that was not previously vested and exercisable at the time of the change in control will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted share award or RSU award subject only to future service requirements will lapse and such awards will be deemed fully vested; and (iii) any outstanding award subject to achievement of performance goals and conditions under the 2019 Plan will be considered to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the change in control of the Company).

Notwithstanding the foregoing or any provision in any award agreement to the contrary, and unless the Committee otherwise determines in a specific instance, or as is provided in any employment or other agreement between the participant and the Company or any Related Entity, each outstanding option, restricted share or RSU will not be accelerated as described above, if either (i) the Company is the surviving entity in the change in control and the award continues to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control or (ii) the successor company assumes or substitutes for the applicable award, as determined in accordance with the terms of the 2019 Plan. Notwithstanding the foregoing, if and only to the extent provided in an award agreement and on such terms and conditions as may be set forth in an award agreement, in the event a participant’s employment is terminated without “cause” by the Company or any Related Entity or by such successor company or by the participant for “good reason,” as those terms are defined in the 2019 Plan, within 24 months following such change in control, each award held by such participant at the time of the change in control will be accelerated as described above.

Subject to any limitations contained in the 2019 Plan, including those described above in the preceding paragraph, relating to the vesting of awards in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the Committee may provide for: (i) the continuation of the outstanding awards by the Company, if the Company is a surviving entity, (ii) the assumption or substitution for outstanding awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2019 Plan, (iii) full exercisability or vesting and accelerated expiration of the outstanding awards, or (iv) settlement of the value of the outstanding awards in cash or cash equivalents or other property followed by cancellation of such awards. The foregoing actions may be taken without the consent or agreement of a participant in the 2019 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, without the approval of the Company’s shareholders, the Committee may not make any adjustment described in this paragraph if such adjustment would result in a Repricing.

Foreign Employees and Consultants

Awards may be granted to participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to awards to employees or consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee will have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from awards granted to participants performing services in such countries and to meet the objectives of the 2019 Plan. The Committee also may impose conditions on the exercise or vesting of awards in order to minimize the Company’s obligation with respect to tax equalization for employees or consultants on assignments outside their home country.

The Board has approved a subplan to the 2019 Plan applicable to residents of Canada. The subplan sets out the major features of the 2019 Plan and the principal terms and conditions of participation that differ for Canadian participants in the 2019 Plan in order to, among other things, recognize, and comply with, differences in law and tax policy in Canada.

Clawback of Benefits

The Company may (i) cause the cancellation of any award, (ii) require reimbursement of any award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the 2019 Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law, which we refer to each as a clawback policy. In addition, a participant may be required to repay to the Company certain previously paid compensation, whether provided under the 2019 Plan or an award agreement or otherwise, in accordance with any clawback policy. By accepting an award, a participant is also agreeing to be bound by any existing or future clawback policy adopted by the Company, or any amendments that may from time to time be made to the clawback policy in the future by the Company in its discretion (including without limitation any clawback policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant’s award agreements may be unilaterally amended by the Company, without the participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any clawback policy. In addition, if a participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interests of the Company or any Related Entity, then (x) any outstanding, vested or unvested, earned or unearned portion of an award may, at the Committee’s discretion, be cancelled and (y) the Committee, in its discretion, may require the participant or other person to whom any payment has been made or shares or other property have been transferred in connection with an award to forfeit and pay over to the Company all or any portion of the gain (whether or not taxable) realized upon the exercise of any option and the value realized (whether or not taxable) on the vesting or payment of any other award during the time period specified in the applicable award agreement or otherwise specified by the Committee.

In 2023, the Committee adopted the Policy for Recovery of Erroneously Awarded Compensation (the “Recovery Policy”), in accordance with the requirements of the Nasdaq listing standards and the rules of the SEC implementing Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Recovery Policy requires the Committee to recoup certain cash and equity incentive compensation paid to or deferred by executive officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws.

Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the 2019 Plan or the Committee’s authority to grant awards without further shareholder approval, except that shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which common shares are then listed or quoted; provided that, except as otherwise permitted by the 2019 Plan or an award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award theretofore granted and any award agreement relating thereto, except as otherwise provided in the 2019 Plan; provided that, except as otherwise permitted by the 2019 Plan or award agreement, without the consent of an affected participant, no such Committee or the Board action may materially and adversely affect the rights of such participant under terms of such award. In addition, without the approval of the Company’s shareholders, the Board may not alter or amend the 2019 Plan if such alteration or amendment would permit a Repricing without approval of the Company’s shareholders. The 2019 Plan will terminate at the earliest of (i) such time as no common shares remain available for issuance under the 2019 Plan, (ii) termination of the 2019 Plan by the Board, or (iii) the tenth anniversary of the effective date of the 2019 Plan. Awards outstanding upon expiration of the 2019 Plan will remain in effect until they have been exercised or terminated, or have expired.

Plan Benefits

Since the adoption of 2019 Plan through March 31, 2025 , we have granted the following stock options under the 2019 Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options were our common shares. These share numbers do not take into account the effect of awards that have been cancelled or forfeited. As of the date hereof, we have granted stock options and RSUs under the 2019 Plan.

Name and Position	Number of Shares Subject to Stock Options (1)
Named Executive Officers
Pardeep Nijhawan, Chief Executive Officer	49,858
Stephen Lemieux, Chief Financial Officer	10,715
Michael Brooks, President	46,072
Executive Officer Group (2)	106,645
Non-Employee Director Group (3)	43,893
Each Nominee for Election as Director(4)	81,978
Pardeep Nijhawan	(see above)
David Liu	—
Joan Chypyha	2,858
Sean MacDonald	11,773
Patrick Marshall	2,858
Charles Olson	2,858
Carlo Sistilli	11,773
Associates of any of such directors, executive officers or nominees	—
Each other person who received or is to receive five percent of such options	—
All Employee Group (5)	247,735

(1)	Number of shares of our common shares underlying stock options reflects the 1-for-7 reverse stock split of our issued and outstanding common shares, which became effective on October 11, 2023.
(2)	Includes shares underlying stock options listed separately for Dr. Nijhawan, Mr. Lemieux and Dr. Brooks.
(3)	Includes Frank Oakes who was not nominated for re-election.
(4)	Except for Dr. Nijhawan, all shares underlying stock options held by each nominee for election as director are included in the total for the Non-Employee Director Group.
(5)	Includes shares underlying stock options grants to employees of the Company, including all current officers who are not executive officers, as a group.

Material U.S. Federal Income Tax Consequences of Awards

The following is a brief summary of the effect of U.S. federal income taxation upon the participants and the Company with respect to the purchase of shares under the 2019 Plan. This summary does not purport to be complete and does not address the federal income tax consequences to taxpayers with special tax status. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside, and does not discuss estate, gift or other tax consequences other than income tax consequences. The Company advises each participant to consult his or her own tax advisor regarding the tax consequences of participation in the 2019 Plan and for reference to applicable provisions of the Code. This summary is based upon current federal income tax rules and therefore is subject to change when those rules change.

The 2019 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2019 Plan. On exercise of a nonqualified stock option granted under the 2019 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a Related Entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares will begin on that date.

If an optionee pays for common shares on exercise of an option by delivering common shares, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable share certificate or other indicia of ownership is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the shares delivered, and his or her holding period for those shares will include his or her holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering common shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Share Awards

Generally, the recipient of a share award will recognize ordinary compensation income at the time the shares are received equal to the excess, if any, of the fair market value of the share received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received under the 2019 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the shares on the date it becomes vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the share award, to recognize ordinary compensation income, as of the date the recipient receives the share award, equal to the excess, if any, of the fair market value of the shares on the date the share award is granted over any amount paid by the recipient in exchange for the shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as share awards will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested. Upon the disposition of any shares received as a share award under the 2019 Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Restricted Share Units

The recipient of an RSU that provides for the delivery of shares at a future date will not recognize taxable income at the time of grant. The recipient will generally recognize taxable income, and if the recipient is an employee, be subject to withholding for income and employment taxes, when the delivery of shares is actually made.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired pursuant to the RSU awards will be the amount paid for such shares, if any, plus any ordinary income recognized when the shares are received. Upon the disposition of any such shares received, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

The Company will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes, provided that amount constitutes an ordinary and necessary business expense, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code.

Section 162 Limitations

Section 162(m) of the Code disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Covered employees include the Company’s CEO and CFO at any time during an applicable tax year and the three other most highly compensated officers (other than the CEO and CFO) for such tax year.

Section 409A of the Code

The 2019 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any award under the 2019 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an award that is deemed to be deferred compensation, such as a grant of RSUs that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the award as soon as the award is no longer subject to a substantial risk of forfeiture (even if the award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the award.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change.

Interests of Directors or Officers and New Plan Benefits

Our directors may grant awards under the 2019 Plan to themselves as well as our officers, in addition to granting awards to our other employees.

Because the grant of awards under the 2019 Plan is within the discretion of the Committee, we cannot determine the dollar value or number of common shares that will in the future be received by or allocated to any participant in the 2019 Plan.

Vote Required

Proposal 3 requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Shares that are not represented at the Annual Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO OUR 2019 PLAN

PROPOSAL 4: THE APPOINTMENT OF MNP LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING SEPTEMBER 30, 2025

The Audit Committee has selected MNP LLP as our auditors and independent registered public accounting firm for the year ending September 30, 2025, and the Board has approved such appointment. The Board has directed that a resolution to appoint MNP LLP as our auditors and independent registered public accounting firm for the ensuing year, be presented to our shareholders for approval at the Annual Meeting.

Representatives of MNP LLP are expected to be available at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

The following table shows the aggregate fees billed for audit and other services provided for the years ended September 30, 2024 and 2023 rendered by MNP LLP.

Principal Accountant Fees and Services

Type of Service	Year Ended 2024	Year Ended 2023
Audit Fees	$138,434	$137,260
Audit - related fees	102,882	108,300
Tax Fees	2,360	10,076
Total	$243,676	$255,636

Audit Fees

Audit fees consisted of fees incurred for professional services rendered for audits and interim reviews of the years ended September 30, 2024 and 2023. Audit-related fees include assurance and related services that were incurred for procedures related to registrations and offerings.

Tax Fees

Tax fees consisted of fees incurred for professional services rendered for tax compliance related to tax returns during the years ended September 30, 2024 and 2023.

Pre-Approval Policies and Procedures

The Audit Committee is directly responsible for the appointment, compensation and oversight of our auditors. It has established procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee also has the authority and the funding to engage independent counsel and other outside advisors.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to an amount or range of estimated fees. All proposed engagements of the auditor for audit and permitted non-audit services are submitted to the Audit Committee for approval prior to the beginning of any such services. Our auditors are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee pre-approved 100% of the audit and non-audit services performed by our independent registered public accounting firm for the years ended September 30, 2024 and 2023.

Vote Required

Proposal 4 requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. As a result, withheld votes, if any, will not affect the outcome of the vote on this proposal. Because this proposal is “routine,” no broker non-votes will occur on this proposal.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPOINTMENT OF MNP LLP

SHAREHOLDER PROPOSALS

Shareholder Proposals for 2026 Annual Meeting

Shareholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

If a shareholder wishes to present a proposal to be included in our proxy statement and form of proxy for our 2026 annual meeting of shareholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). One of the requirements is that the proposal must be received by our Corporate Secretary at our executive offices in Markham, Ontario, Canada no later than the close of business on December 16, 2025, which is 120 calendar days before April 15, 2026, the anniversary date that this proxy statement will be released to shareholders in connection with the 2025 Annual Meeting. Such proposal must also comply with the applicable requirements as to form and substance established by the SEC if those proposals are to be included in the proxy statement and form of proxy. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of the Annual Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials.

Director Nominations and Other Business to be Brought Before the 2026 Annual Meeting

The Board has approved an advance notice policy, which was subsequently approved by our shareholders at our 2014 annual meeting of shareholders, that requires advance notice be given to us in certain circumstances where nominations of persons for election to the Board are made by our shareholders. Shareholders who wish to recommend a candidate for election to the Board should send their letters to our Corporate Secretary at 100 Spy Court, Markham, ON Canada L3R 5H6.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than thirty (30) days nor more than sixty-five (65) days prior to the date of the annual meeting. However, in the event that the annual meeting is to be held on a date that is less than forty (40) days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth (10th) day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting was made.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at the 2025 annual meeting, you must also provide the notice and additional information required by Rule 14a-19 to our Corporate Secretary at 100 Spy Court, Markham, ON Canada L3R 5H6, no later than March 29, 2026. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our advance notice policy. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our advance notice policy as described in this section and it shall not extend any such deadline set forth under our advance notice policy.

ANNUAL REPORT

Copies of the Annual Report (including audited financial statements) filed with the SEC may be obtained without charge by writing to Edesa Biotech, Inc., 100 Spy Court, Markham, ON Canada L3R 5H6 Attention: Secretary. A request for a copy of the Annual Report must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common shares on March 31, 2025. Exhibits to the Annual Report will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended September 30, 2024 and certain other related financial and business information are contained in the Annual Report, which is being made available to our shareholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any shareholder upon written or oral request to: Edesa Biotech, Inc., 100 Spy Court, Markham, ON Canada L3R 5H6 Attention: Secretary, or by phone at (289) 800-9600. Any shareholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker, or other nominee record holder, or the shareholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Shareholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the shareholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Pardeep Nijhawan

Pardeep Nijhawan, MD

Director, Chief Executive Officer and Corporate Secretary

April 4, 2025

Markham, ON, Canada

Appendix A

AMENDMENT NO. 4 TO

EDESA BIOTECH, INC.

2019 EQUITY INCENTIVE COMPENSATION PLAN

This Amendment No. 4 to the Edesa Biotech, Inc. 2019 Equity Incentive Compensation Plan (this “Amendment”) is made and entered into effective as of March 18, 2025 (the “Effective Date”), by Edesa Biotech, Inc., a British Columbia corporation (the “Company”).

RECITALS

WHEREAS, the Company previously adopted the Edesa Biotech, Inc. 2019 Equity Incentive Compensation Plan (the “Plan”);

WHEREAS, by written consent of the Company’s Board of Directors (the “Board”), dated as of the Effective Date, the Board approved an increase of the number of shares of the Company’s Common Shares reserved for issuance under the Plan by 1,725,000, which represents a number of Common Shares equal to twenty-five (25) percent of the Company’s issued and outstanding Common Shares less the number of Common Shares remaining available for delivery under the Plan as of the Effective Date (the “Plan Reserve Increase”) and an increase in the number of Common Shares that may be awarded as “Incentive Stock Options” (as defined by the Plan) to a total of 300,000 Common Shares;

WHEREAS, pursuant to Section 9(f) of the Plan, the Board may amend, alter, suspend, discontinue or terminate the Plan, subject to obtaining the consent of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required;

WHEREAS, to record the adoption of the Plan Reserve Increase by the Board, the Company has caused its authorized officer to execute this Amendment to effectuate the Plan Reserve Increase.

AGREEMENT

NOW THEREFORE, upon the requisite approval of its shareholders at its 2025 Annual General Meeting the Company hereby agrees as follows:

1. Section 4(a) of the Plan is hereby amended and restated to read as follows:

“Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan after the Amendment Date (as defined below) shall be the sum of (i) 1,725,000 plus (ii) the number of Shares remaining available for delivery under the Plan as of the Amendment Date. Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares. For purposes hereof, “Amendment Date” shall mean March 18, 2025.

2. Section 4(c)(iv) is hereby amended and restated to read as follows:

“Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share; provided, however, that any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one-half (1.5) Shares if such Share had previously been charged against the limit set forth in Section 4(a) as one-half (1.5) Shares.”

3. Section 4(c)(v) is hereby amended and restated to read as follows:

“Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 300,000 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.”

App-1

4. Except as expressly modified by this Amendment, the Plan remains in full force and effect pursuant to its terms. All references to the Plan in other documentation shall be deemed to be a reference to the Plan as amended by this Amendment.

5. This Amendment shall be governed by and construed in accordance with the laws of British Columbia without giving effect to principles of conflict of laws.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed effective as of the date first written above.

EDESA BIOTECH, INC.

/s/ Pardeep Nijhawan

Pardeep Nijhawan, MD

Director, Chief Executive Officer and Corporate Secretary

App-2

Edesa Biotech

EDESA BIOTECH, INC
100 SPY COURT
MARKHAM, ONTARIO L3R 5H6, CANADA

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Tuesday, May 27, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Tuesday, May 27, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V69404-P29584

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

EDESA BIOTECH, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Nominees:	For	Withhold
1a. Joan Chypyha	☐	☐
1b. David Liu, PhD	☐	☐
1c. Sean MacDonald	☐	☐
1d. Patrick Marshall	☐	☐
1e. Pardeep Nijhawan, M.D.	☐	☐
1f. Charles Olson, D.Sc.	☐	☐
1g. Carlo Sistilli, CPA, CMA	☐	☐

If you wish to appoint someone other than Dr. Pardeep Nijhawan, Director, Chief Executive Officer and Secretary of the Company, or Michael Brooks, PhD, President of the Company, as your proxy, please check box here. Please do not check box unless you want to exercise this option. ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

	For	Against	Abstain
2. **Advisory Vote on Executive Compensation** Approve, on an advisory basis, our executive compensation ("Say on Pay").	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 4.

	For	Withhold
4. **Appointment of Auditors and Independent Registered Public Accounting Firm** Appointment of MNP LLP as our auditors and independent registered public accounting firm for the ensuing year.	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.
We authorize you to act in accordance with my/our instructions set out above. We hereby revoke any proxy previously given with respect to the 2025 Annual General and Special Meeting. **If no voting instructions are indicated above, this proxy will be voted as recommended by the Board of Directors.**

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V69405-P29584

EDESA BIOTECH, INC.

Appointment of Proxyholder:

I/We being holder(s) of Edesa Biotech, Inc. hereby appoint: Dr. Pardeep Nijhawan, Director, Chief Executive Officer and Secretary of the Company, or failing him, Michael Brooks, PhD, President of the Company	**OR**	**Print the name of the person you are appointing if this person is someone other than the appointed proxyholders.**

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the 2025 Annual General and Special Meeting of Shareholders of Edesa Biotech, Inc. to be held at Edesa Biotech, Inc., 100 Spy Court, Markham, Ontario L3R 5H6, Canada, on Wednesday, May 28, 2025, at 10:30 a.m. (Eastern Time) and at any adjournment or postponement thereof. **THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.**

Notes to proxy

1. **Every holder has the right to appoint another person or entity of their choice, who need not be a shareholder, to attend and act on the holder's behalf at the 2025 Annual General and Special Meeting or any adjournment or postponement thereof. If you wish to appoint a person or entity other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above).**
2. If the securities registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all registered owners must sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Company to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board.**
6. The securities represented by this proxy will be voted in favor or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instruction of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of the 2025 Annual General and Special Meeting or other matters that may properly come before the 2025 Annual General and Special Meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying Annual Report and proxy statement provided by the Company.

Proxies must be received by 11:59 PM (Eastern Time) on Tuesday, May 27, 2025.